File Numbers: 33-3149 AND 811-4581

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    X

     Post-Effective Amendment No.:13                                       X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            X

     Amendment No.:15                                                      X

                        (Check appropriate box or boxes)

                          THE CORNERCAP GROUP OF FUNDS
                          ----------------------------
              (Exact Name of Registration as Specified in Charter)

    100 Northcreek, Suite 250, 3715 Northside Parkway, NW, Atlanta, GA  30327
    -------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                  (404)240-0666
                                  -------------
              (Registrant's Telephone Number, including Area Code)

                                 Thomas E. Quinn
    100 Northcreek, Suite 250, 3715 Northside Parkway, NW, Atlanta, GA  30327
    -------------------------------------------------------------------------
                     (Name and Address of Agent of Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective(check appropriate line).

               immediately upon filing pursuant to paragraph (b)
----------
       X           on December 6, 1996 pursuant to paragraph (b)
----------
               60 days after filing pursuant to paragraph (a)
----------
               on        pursuant to paragraph (a) of Rule 485.
----------
               75 days after filing pursuant to paragraph (a)(2)
----------
               on (date) pursuant to paragraph (a)(2) of rule 485
----------

Registrant registered an indefinite number of securities pursuant to Rule 24f-2 under the Securities Act of 1933. The Registrant will file the Rule 24f-2 Notice for its fiscal year ended March 31, 1997 on or about May 30, 1997.

--------------------------------------------------------------------------------

Please send copies of communications to:

Reinaldo Pascual, Esq.
Kilpatrick & Cody, L.L.P.
1100 Peachtree Street, Suite 2800
Atlanta, Georgia  30309-4530
--------------------------------------------------------------------------

                               PART A

                        CORNERCAP GROWTH FUND
                                    of
                       The CornerCapGroup of Funds
                      A "Series" Investment Company


         Shareholder Services Questions         Investment Objectives Questions

               Voice:  (800) 628-4077           Voice:  (800) 728-0670
               Fax:    (804) 285-8018           Fax:    (404) 240-0144



             The investment objective of the CornerCap Growth Fund (the "Fund"), a series of the CornerCap Group of Funds, is to obtain long term capital appreciation. Income from dividends or interest on portfolio securities is a secondary objective. There is no assurance that the Fund will achieve its objective.


             This Prospectus sets forth concisely the information about the Fund that you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information ("SAI") dated July 29, 1996 as may be amended from time to time, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling (800) 728-0670 or writing the Fund at the following address:
             Cornerstone Capital Corp., 100 Northcreek, Suite 250, Atlanta GA, 30327.


      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
      SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



      The date of this Prospectus is July 29, 1996

                        PROSPECTUS SUMMARY



The Fund...............The Fund is a diversified open-end management investment company (see page 7). The shares of the Fund are offered without sales or redemption charges (see page 3).

Investment Objective...The Fund's investment objective is to obtain long-term capital appreciation. The Fund will attempt to achieve its objective by investing in equity securities of domestic and foreign issuers. There can be no assurance that the Fund will achieve its investment objective (see page 7).

Investment Policies....The Fund will invest in common stocks, preferred stocks, and convertible securities selected by Cornerstone Capital Corp. (the "Advisor") from among 1500 issues ranked according to fundamental factors, such as relative price/earnings ratio, earnings growth rate, and cash flow (see page 8).

Investment Advisor.....Cornerstone Capital acts as the investment advisor to the
                       Fund. In that capacity, it selects the portfolio holdings. (see page 9).

Custodian.............The Trust Department of Wachovia Bank of N.C. (the
                      "Custodian") holds the Fund's assets.


Administration........Funds Services, Inc. is the Transfer Agent (see page 10),
                      Commonwealth Fund Accounting, Inc. calculates the daily net asset value (see page 11), and Cornerstone Capital Corp. provides certain administrative, record keeping and shareholder servicing services (see page 10).


Dividends &
   Distributions.....The Fund currently intends to make at least one distribution of any net income or capital gains during each calendar year (see page 15).

Minimum Purchase.....The minimum initial investment is $2,000 and the minimum subsequent investment in the Fund is $250 (see page 12).

Redemption...........Shares of the Fund may be redeemed at the next determined net asset value, without charge (see page 12).

                     Summary of Fund Expenses

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund.

Shareholder Transaction Expenses
- --------------------------------

Maximum sales charge on purchases . . . . . . . . . . . None

Maximum sales charge imposed on reinvested dividends  . None

Deferred sales charge . . . . . . . . . . . . . . . . . None

Redemption Fee  . . . . . . . . . . . . . . . . . . . . None

Exchange fee  . . . . . . . . . . . . . . . . . . . . . None

Estimated Annual Fund Operating Expenses
(as a percentage of average daily net
assets) <F1>
- -----------------------------------------



Management Fee (F1) . . . . . . . . . . . . . . . . .  0.40%

12b-1 Fee (F2)  . . . . . . . . . . . . . . . . . . .  0.0%

Other Expenses (F3) . . . . . . . . . . . . . . . . .  1.35%



Total Fund Operating Expenses (F3)  . . . . . . . . .  1.75%


(F1) The Fund's investment advisory agreement with the Advisor provides for compensation to the Advisor at the annual rate of 1.0% of average daily net assets. The Advisor has voluntarily agreed to waive all or such portion of its fee as may be necessary to cause total Fund operating expenses not to exceed 2.0% of average net assets. For the year ended March 31, 1996, the Advisor waived .60% of its 1% management fee.

(F2) The Fund has adopted a Distribution Plan pursuant to which it may reimburse the Distributor and Advisor for certain distribution related expenses of the Fund up to an annual amount of 0.25% of average daily net assets. No reimbursements have been made under this plan since its inception.

(F3) "Other expenses" include fees paid to the Fund's independent accountant, independent trustees, legal counsel, transfer agent, administrator, custodian and accounting services agent. "Other expenses" also include s costs associated with registration fees, reports to shareholders, and other miscellaneous expenses. The Advisor has voluntarily agreed to waive its advisory fee and to reimburse the Fund for certain of its operating expenses to the extent and for as long as may be necessary to cause total Fund operating expenses not to exceed 2.0% of average net assets. In absence of such waiver and reimbursement, total Fund operating expenses for the year ended March 31, 1996 were 2.35%.

                  Hypothetical Example of Fund Expenses            1 Year     3 Years    5 Years    10 Years
                  -------------------------------------            ------     -------    -------    --------
                  You would pay the following expenses on a         $18          $55       $95         $206
                  $1,000 investment, assuming (1) 5% annual
                  return and (2) redemption at the end of each
                  time period.


   The purpose of this example is to assist investors in understanding the various costs and expenses which stockholders of the Fund bear directly and indirectly. The 5% return is hypothetical and this example should not be considered a representation of the Fund's past or future performance. The actual expenses may be greater or less than those shown.

                           Financial Highlights
        For a share outstanding throughout each period indicated.

The following selected per share data and ratios for each of the five years in the period ended March 31, 1996 have been examined by Tait, Weller and Baker, independent Certified Public Accountants, whose report thereon appears in the Fund's 1996 Annual Report to Shareholders, and is incorporated by reference into this Prospectus. The selected per share data and ratios for periods prior to April 1, 1990 were examined by other auditors whose report dated April 19, 1990 expressed an unqualified opinion of such per share data and ratios. Total return amounts are not covered by auditors' reports.


                                  Period Ending March 31, 1996
                                  ----------------------------

                                   1996     1995     1994     1993     1992(F2) 1991(F2)  1990(F2)  1989(F1)  1988(F1)  1987(F1)(F3)
Net asset value,
   Beginning of period             $8.61    $7.69    $7.58    $7.60    $6.45    $6.96     $7.37     $6.57     $9.92     $9.20

Income From Investment
 Operations                          .04     0.05     0.02     0.23    (0.08)   (0.27)     0.09     (0.06)     0.06      0.02
   Net investment income
     (loss)
   Net Gains or Losses on           1.22     0.89     0.11    (0.25)    1.23    (0.10)    (0.50)     0.92     (2.94)     0.70
     Securities
     (both realized and
     unrealized)
     Total From Investment          1.26     0.94     0.13    (0.02)    1.15    (0.37)    (0.41)     0.86     (2.88)     0.72
       Operations

Less Distributions
- ------------------
Dividends (from net investment     (0.06)   (0.02)   (0.02)    0.00     0.00    (0.14)     0.00     (0.06)    (0.01)     0.00
  income)
Distribution (from capital          0.00     0.00     0.00     0.00     0.00     0.00      0.00      0.00     (0.46)     0.00
              -----------
  gains)
  -----
   Total Distributions             (0.06)   (0.02)   (0.02)    0.00     0.00    (0.14)     0.00     (0.06)    (0.47)     0.00

Net Asset Value, End of period     $9.81    $8.61    $7.69    $7.58    $7.60    $6.45     $6.96     $7.37     $6.57     $9.92
- -----------------------------

Total Return                       14.64%   12.25%    1.71    (0.26)%  15.33%   (5.54)%   (5.56)%   13.09%   (29.13)    11.12%


Ratios/Supplemental Data
- ------------------------

Net Assets, End of Period         $8,371   $7,299   $4,229   $3,042   $1,088   $1,107    $1,814    $3,011    $3,737    $6,081
  (x1,000)
Ratio of Expenses to Average Net
  Assets:                           2.35%    2.69%    3.00%    6.49%    6.26%    8.77%     3.49%     4.44%     4.54%     3.51%
    Before Expense Reimbursement
    After Expense Reimbursement     1.75%    1.87%    2.00%    2.00%    2.14%    7.77%     2.49%     3.44%     3.54%     2.51%
Ratio of Net Income to Average
  Net Assets:                      (0.11)%  (0.70)   (0.67)%  (4.10)%  (4.41)%  (4.80)%   (0.09)%   (1.93)%   (0.10)%   (0.86)%
    Before Expense Reimbursement
    After Expense Reimbursement      .49%    0.12%    0.13%    0.36%   (0.29)%  (3.80)%    0.91%    (0.93)%    0.90%     0.14%

Portfolio Turnover Rate            40.83%   55.12%   35.58%   83.40%   91.62%  125.24%   127.45%   145.70%   151.80%   118.90%

NOTES:
(F1) The per share and capital change information represents performance of Wealth Monitors, Inc., the Fund's Investment Advisor from March 1986 to August 1990.
(F2) The per share and capital change information represents performance of Dorado/IDS Corporation, the Fund's Investment Advisor from August 1990 to August 1992. Cornerstone Capital became the advisor for the Fund in August 1992.
(F3) For the period July 17, 1986 (inception) to March 31, 1987.
     The total return, expense, and net investment income ratios for this period have been annualized.
                                7

                            PERFORMANCE CHARTS

FUND PERFORMANCE UNDER CORNERSTONE CAPITAL CORP.

Comparison of Change in Value of a $10,000 investment in the CornerCap Growth Fund, the Value Line Index,
& the S&P Index


                             [chart appears here]

                        CGF             Value Line            S&P 500
                       ------           ----------            -------
9/92                   10,000             10,000              10,000
12/92                  10,771             10,857              10,507
3/93                   11,019             11,454              10,961
6/93                   11,063             11,436              11,009
9/93                   11,048             11,882              11,303
12/93                  11,354             12,244              11,566
3/94                   11,223             11,882              11,118
6/94                   11,485             11,500              11,156
9/94                   11,909             12,096              11,711
12/94                  12,275             11,713              11,707
3/95                   12,597             12,380              12,850
6/95                   12,899             13,247              14,058
9/95                   13,183             14,148              15,197
12/95                  13,473             14,205              16,109
3/96                   14,449             14,858              16,678


FUND PERFORMANCE SINCE INCEPTION WITH PRIOR MANAGEMENT INCLUDED

Comparison of Change in Value of $10,000 investment in the CornerCap Growth Fund, the Value Line Index, & the S&P 500 Index

                             [chart appears here]

                         CGF             Value Line           S&P 500
                       -------            -------             -------
9/30/86                10,000             10,000              10,000
3/31/87                11,112             11,286              12,577
3/31/88                 7,875              9,858              11,530
3/31/89                 8,906             10,883              13,593
3/31/90                 8,411             11,036              16,195
3/31/91                 7,963             11,027              18,524
3/31/92                 9,383             12,205              20,583
3/31/93                 9,359             13,556              23,724
3/31/94                 9,579             14,039              24,063
3/31/95                10,138             14,651              27,800
3/31/96                11,743             17,567              36,696

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


CornerCap Growth Fund invests in small- and mid-capitalization companies characterized as attractive by a ranking of 1,500 publicly traded stocks. Our model screens for companies with relatively low price/earnings ratios, above average cash flows, and above average returns on equity that are exhibiting renewed earnings momentum. Under Cornerstone Capital's management (9/30/92 - 3/31/96), the Fund returned, on an annual basis, 11.03% vs. 11.9% for the Value Line Index and 16.2% for the S&P 500 Index. The annual report contains additional information on the Fund's performance, and a copy is available free from the Fund's advisor. Also, investors should realize that past performance is not predictive of future performance.

INVESTMENT OBJECTIVE AND POLICIES

The CornerCap Growth Fund (the "Fund") is the only series of the CornerCap Group of Funds, a diversified, open-end management investment company registered with the SEC as required under the Investment Company Act of 1940 (the "1940 Act"). Shares of the Fund may be purchased at their net asset value, without sales load, as next determined after an account application is received in proper form.

The Fund's investment objective is to obtain long-term capital appreciation. Income from dividends or interest on portfolio securities is a secondary objective. The Fund will attempt to achieve its objective by investing in equity securities of domestic and foreign issuers.

The equity securities that the Fund may purchase consist of common stocks, preferred stocks, or convertible securities that will generally be publicly traded on a national securities exchange or over-the-counter.

In selecting portfolio securities for purchase by the Fund, the Fund's investment advisor, Cornerstone Capital Corp. (the "Advisor'') ranks approximately 1,500 common stocks according to fundamental factors. The three key criteria are relative price/earnings ratio, earnings growth rate, and cash flows that are in excess of capital expenditures. Purchases are made from the most attractive securities based on diversification and risk, and will be made only if they can be made at prices which, in the judgment of the Advisor, create the possibility of additional growth in capital. There can be no assurance that the Fund will achieve its objective.

The Fund will invest at least a minimum of 65% of its assets in equity securities having the characteristics described above; however, it is expected that under normal circumstances the Fund will be over 90% invested in equity securities. The remainder of the portfolio may be invested in short-term U.S. Government obligations such as U.S. Treasury Bills or cash equivalent instruments. In addition, the Fund may invest part of its assets temporarily in debt obligations pending the investment of the proceeds of sales of shares of the Fund or of portfolio securities.

INVESTMENT RISKS - As a fund investing in equity securities, the Fund is subject to market risk--i.e., the possibility that stock prices will decline over short or even extended periods when stock prices generally rise and periods when prices generally decline. The market for equity securities in the United States tends to be cyclical, with periods when the prices of securities generally rise and periods when they generally decline. All equity securities are usually influenced to some extent by price movements in the equities market. Because of the risks associated with investments in equity securities, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. As the Fund will have a large percentage of its assets invested in stocks, it is not suitable for investors who are unable or unwilling to assume the risk of loss inherent in equity investments. Investors should consider the Fund as a vehicle with which to balance their total investment program risks.

FOREIGN SECURITIES - The Fund may, using the criteria set forth above, invest up to 20% of its assets in securities of foreign issuers. The Advisor anticipates that such investments will be made in U.S. dollar denominated securities in the form of (i) American Depository Receipts (ADRs) issued against the securities of foreign issuers, or (ii) other securities of foreign issuers that are traded on U.S. national securities exchanges or in the U.S. over-the-counter market.

There are risks associated with investments in securities of foreign issuers. Such risks include changes in currency rates, greater difficulty in commencing lawsuits, differences between U.S. and foreign economies, and U.S. Government policy with respect to certain investments abroad. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to U.S. companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable U.S. issuers. There is often less government regulation of issuers than in the U.S. There is also the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

=========================================================================

PRINCIPAL INVESTMENT RESTRICTIONS

The Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the Principal approval of the holders of a majority (as defined in the 1940 Investment
Act) of the Fund's outstanding securities. The Fund's investment objective is such a policy. Among its other fundamental policies, the Fund may not (i) invest more than 5% of the value of its total assets in securities of any one issuer (other than securities of the U.S. Government, its agencies and instrumentalities); or (ii) invest 25% or more of the value of its total assets in securities of issuers in any one industry. Additional information about the Fund's investment restrictions is contained in the SAI.

It is the position of the staff of the SEC (and an operating although not a fundamental policy of the Fund) that open-end investment companies, such as the Fund, should not make certain investments if thereafter more than 10% of the value of their net assets would be invested in illiquid assets. The investments included in this 10% limit are (i) those which are restricted, i.e., those which are subject to restriction as to disposition under Federal securities laws (which the Fund does not expect to own), (ii) fixed time deposits subject to withdrawal penalties
(other than overnight deposits), (iii) repurchase agreements having a maturity of more than seven days, and (iv) investments which are not readily marketable. This 10% limit does not include obligations payable at principal amount plus accrued interest within seven days after purchase.

=========================================================================

MANAGEMENT

The Fund's Board of Trustees decides on matters of general policy and reviews the activities of the Fund's Advisor and officers, and reviews the business operations of the Fund.

THE ADVISOR - Cornerstone Capital Corp., 100 NorthCreek, Suite 250, 3715 Northside Parkway, NW, Atlanta, GA 30327, acts as investment advisor to the Fund, subject to the control of the Fund's Board of Trustees, and supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. The Advisor is a Georgia corporation organized in 1989. It was registered with the SEC as an investment advisor in 1989. The Advisor is controlled by Thomas E. Quinn and Gene A. Hoots, the Advisor's majority shareholders.


Mr. Quinn is the portfolio manager for the Fund. He has worked in investment management and financial analysis for 22 years, the last seven years as a principal of Cornerstone Capital Corp. His primary responsibilities are portfolio management, investment strategy and research. Previously, Mr. Quinn was Chief Investment Officer for RJR Investment Management, Inc. where he managed over $600 million in primarily equity assets. He is a Chartered Financial Analyst and a Certified Public Accountant. His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.


Mr. Hoots has worked in investment management and financial analysis for over 26 years, the last seven years as a principal of Cornerstone Capital Corp. His primary responsibilities are portfolio management, client service and investment policy. Previously, Mr. Hoots was Vice President of Reich & Tang and President of RJR Investment Management, Inc. He has an MBA from the University of North Carolina at Chapel Hill and a BS in Engineering from N.C. State University.

The Fund has retained the Advisor under an Investment Advisory Agreement (the "Agreement'') dated September 9, 1992, which remains in effect from year to year if approved annually by the Board of Trustees. The Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. This rate of fee is higher than the investment advisory fees paid by most management investment companies.

The Agreement contains provisions relating to the selection of broker-dealers ("brokers'') for the Fund's portfolio transactions. One of such provisions states that the Advisor, subject to all other provisions of the Agreement on the subject, may consider sales of shares of the Fund and/or of any other investment companies for which the Advisor acts as investment advisor as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution,'' as defined in the Agreement. See the SAI for additional information as to brokerage.


The Fund is subject to the expense limitation set by applicable regulations of the various state securities commissions relating to expenses. Currently, the most restrictive applicable expense limitation is 2.5% of the first $30 million of a fund's average net assets, 2.0% of the next $70 million of average net assets, and 1.5% of average net assets in excess of $100 million. The Agreement provides that the Advisor will reduce its fee in any fiscal year to the extent that the expenses of the Fund exceed applicable state limitations, up to the full amount of the fee. In addition, the Advisor has voluntarily agreed to reimburse the Fund for certain of its operating expenses to the extent and for so long as may be necessary to cause the total operating expenses not to exceed 2.0% of average net assets. In the absence of this limitation, total Fund operating expenses were 2.35% for fiscal year ended March 31,1996.


ADMINISTRATOR - Cornerstone Capital Corp. serves as the Fund's Administrator pursuant to an Administration Agreement. The Administrator provides certain record-keeping and shareholder servicing functions required of registered investment companies, and will assist the Fund in preparing and filing certain financial and other reports, and performs certain daily functions required for ongoing operations.

The Administration Agreement provides that the Administrator will be paid at the annual rate of .20% of the Funds average daily assets, up to a maximum of $4,000 a month. The Administrator will be reimbursed for certain out-of-pocket expenses, and they may sub-contract with other responsible companies for some of its duties. The address of the Administrator is 100 NorthCreek, Suite 250, 3715 Northside Parkway, Atlanta, GA 30327.

See the SAI for more information regarding the Fund's Trustees and Officers.

========================================================================

NET ASSET VALUE

The Fund's net asset value per share is determined as of 4:15 PM on each day that the New York Stock Exchange is open for trading. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities is, in general, the market value of such securities. See the SAI for further information.

======================================================================

DISTRIBUTION PLAN

A shareholders' meeting was held September 9, 1992, at which time the shareholders of the Fund adopted a Distribution Plan (the "Distribution Plan"), dated September 14, 1992, pursuant to Section 12b-1 of the 1940 Act. The Distribution Plan is in effect for one year, and year to year thereafter if approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or financial interest in the operation of the Distribution Plan. In approving the Distribution Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

Pursuant to the Distribution Plan, the Advisor or Attkisson, Carter & Akers, Inc., One Buckhead Plaza, Suite 1475, 3060 Peachtree Road, N.W., Atlanta, GA, 30305 (the "Distributor"), the Fund's distributor and principal underwriter, are authorized to purchase advertising, sales literature, and other promotional material and to pay affiliated sales people of the Distributor. The annual expenditure limit under the Fund's Distribution Plan is .25% of 1%. No such reimbursement may be made for expenditures or fees for fiscal years prior to the current fiscal year or in contemplation of future fees or expenditures. Any reimbursement paid pursuant to the Distribution Plan is in addition to the investment advisory fee.

The Fund did not pay any amount under the Distribution Plan for the fiscal year ended March 31,1996. However, it is possible that the Fund may pay out some amounts under the Distribution Plan during the current fiscal year. See Distribution Plan in the SAI.

The Fund has also entered into a separate Distribution Agreement with the Distributor pursuant to which the Distributor acts as agent upon the receipt of purchase orders from investors.

Shares of the Fund may be purchased at the Net Asset Value next determined after receipt of an account application in proper form; see "Net Asset Value".

HOW TO PURCHASE SHARES

The minimum initial investment is $2,000 and the minimum subsequent investment in the Fund is $250. The Fund reserves the right to reject any account application.

INVESTING BY MAIL - To purchase shares of the Fund, investors should mail a completed account application with a check payable to CornerCap Growth Fund, Fund Services, Inc., P.O. Box 26305, Richmond, VA 23260. No certificates will be issued unless specifically requested. If the purchase being made is a subsequent investment, the shareholder should send a stub from a confirmation previously sent by the Transfer Agent in lieu of the account application. If no such stub is available, a brief letter giving the registration of the account and the account number should accompany the check. In addition, the shareholder's account number should be written on the check. Checks do not need to be certified but are accepted subject to face value in U.S. dollars and must be drawn on a U.S. bank.

INVESTING BY WIRE - You may purchase shares by requesting your bank to transmit "Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the Transfer Agent at 1-800-628-4077 for instructions, then notify the Distributor by calling 1-800-848-9555. Your bank may charge you a small fee for this service. The Account Application which accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Fund's records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

========================================================================

HOW TO REDEEM SHARES

The Fund will redeem for cash all of its full and fractional shares at the net asset value per share next determined after receipt of a redemption request in proper form, as described below.

A shareholder wishing to redeem shares may do so at any time by writing or calling CornerCap Growth Fund, Fund Services, Inc., P.O. Box 26305, Richmond, VA 23260 (800/628-4077). The instructions should specify the number of shares to be redeemed and be signed by all registered owners exactly as the account is registered. It will not be accepted unless it contains all required documents in proper form, as described below.

In addition to written instructions, if any shares being redeemed or repurchased are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

The Fund does not issue share certificates unless specifically requested. Maintaining shares in uncertificated form minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate can only be replaced upon obtaining a sufficient indemnity bond. The cost of such a bond, which is borne by the shareholder, can be 2% or more of the value of the missing certificate. To resolve questions concerning documents, contact the Transfer Agent at 1-800-628-4077.

Payment for shares tendered will be made within seven days after receipt by the transfer agent of instructions, certificates, if any, and other documents, all in proper form. However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the SEC. Payment may also be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days) necessary to determine that the purchase check will be honored. Payment will be sent only to shareholders at the address of record. A signature guarantee is required if the shareholder requests that the check be mailed anywhere other than to the shareholder's address of record.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

The Board of Trustees may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $2,000, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of notice of such redemption.

The Fund would give shareholders whose shares were being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

=======================================================================

TELEPHONE PURCHASES AND REDEMPTIONS FOR SECURITIES FIRMS

The following purchase and redemption telphone procedures have been established by the Fund for investors who purchase Fund shares through member firms of the National Association of Securities Dealers, Inc. (the NASD ) who have accounts with the Fund for the benefit of their clients. Telephone purchases and redemptions will be effected by the Fund only through such NASD members, who in turn will be responsible for crediting the investor's account at the NASD member with the amount of any purchase or redemption pursuant to its account agreement with the investors instruction to purchase or redeem Fund shares.

NASD member firms may charge a reasonable handling fee for providing this service. Such fees are established by each NASD member acting independently from the Fund and neither the Fund nor the Distributor receives any part of such fees. Such handling fees may be avoided by investing directly with the Fund through the Distributor, but investors doing so will not be able to avail themselves of the Fund s telephone privileges.

Member firms of the NASD may telephone the Distributor at (800) 628-4077 and place purchase and redemption orders on behalf of investors who carry their Fund investments through the member s account with the Fund.

PURCHASE BY TELEPHONE. Shares shall be purchased at the next determined net asset value. Payment for shares purchased must be received from the NASD member firm by the Fund by wire no later than the third business day following the purchase order. If payment for any purchase order is not received on or before the third business day, the order is subject to cancellation by the Fund and the NASD member firm s account with the Fund will immediately be charged for any loss.

REDEMPTION BY TELEPHONE. The redemption price is the net asset value next determined after the receipt of the redemption request by the Fund. Shares purchased by telephone may not be redeemed until after the Fund has received good payment.

By electing telephone purchase and redemption privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions are recorded. As a result of these and other policies, the NASD member firm may bear the risk of any loss in the event of such a transaction. If the Fund fails to employ this and other established procederes, it may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time.

=======================================================================

DIVIDENDS AND TAX STATUS

The Fund currently intends to make at least one distribution of any net income or capital gains during each calendar year. The distribution will be made following the Fund's fiscal year and end, March 31, and any additional distributions will be declared by December 31 of each year with respect to any additional undistributed capital gains earned during the one year period ended October 31 of such calendar year and with respect to any undistributed income for such calendar year. The amount and frequency of distributions by the Fund are not guaranteed and are subject to the discretion of the Fund's Board of Trustees.


The Fund has qualified and elected to be treated as a "regulated investment company'' under Subchapter M of the Code during its previous fiscal periods and intends to continue to do so in the future. By distributing all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and by meeting other requirements of the Code relating to the sources of income and diversification of its assets, the Fund will not be subject to Federal income or excise taxes.


All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, "income dividends''), will be taxable as ordinary income to shareholders whether or not paid in additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss ("capital gains distributions'') are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period. The Fund had a net capital loss carryforward of $783,074 as of March 31,1996. A net capital loss carryforward is treated as net short-term capital loss for purposes of calculating taxable net capital gain. A net capital loss carryforward may be carried over for a period of up to eight taxable years succeeding the loss year. Of the Fund's net capital loss carryforward, $316,444will expire in 1997 and $466,630 will expire in 1998.


Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. For the convenience of investors, all income dividends and capital gains distributions are reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the record date, unless the shareholder has given prior written notice to the transfer agent that the payment should be made in cash. Shareholders will receive information annually on Form 1099 with respect to the amount and nature of income and gains to assist them in reporting the prior calendar year's distributions on their Federal income tax return.

Distributions which are declared in October, November, or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Under the Code, the Fund may be required to impose backup withholding at a rate of 31% on income dividends and capital gains distributions, and payment of redemption proceeds to individuals and other non-exempt shareholders, if such shareholders have not provided a correct taxpayer identification number and made the certifications required by the Internal Revenue Service on the account application. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the shareholder is subject to backup withholding.

The Fund may liquidate the account of any shareholder who fails to furnish its certificate of taxpayer identification number within 30 days after date the account was opened.

Shareholders should consult their tax advisors with respect to applicable foreign, state and local taxes.
========================================================================

PERFORMANCE INFORMATION

From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendarion quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions at net asset value. Total return figures will reflect all recurring charges against the Fund's income.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investor's total return may be in any future period. For further information, including the formula and an example of the total return calculation, see the SAI.

In reports or other communications to shareholders and in advertising material, the Fund may compare performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. and similar independent services that monitor the performance of mutual funds, or unmanaged indices of securities of the type in which the Fund invests.
=========================================================================

GENERAL INFORMATION

The Fund was organized on January 6, 1986, as a Massachusetts business trust. Prior to August 13, 1990 the Fund was known as Wealth Monitors Fund. Between August 13, on 1990 and September 25, 1992, the Fund was known as the Sunshine Growth Trust. From September 25, 1992until July 28, 1995, the Fund was known as the Cornerstone Growth Fund. The Fund is currently the only series of the CornerCap Group of Funds. The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the Declaration of Trust contains an express disclaimer of Shareholder liability for acts or obligations of the Fund.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Board of Trustees may, at its own discretion, create additional series of shares.

The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee.
The Trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communications to all other shareholders. Except for a change in the name of the Fund, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each series, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Fund will continue indefinitely.

With respect to the purchase and sale of Fund shares, certain broker/dealers other than the Distributor may charge a fee to Fund investors for executing transactions on the investor's behalf. Such transactions may be executed on the investor's behalf directly through the Fund's Transfer Agent without payment of such a fee. See the section entitled "How to Purchase Shares" in the Prospectus.

The Advisor will sell portfolio securities whenever it is appropriate, regardless of how long the securities have been held by the Fund. The Advisor will change the Fund's investments whenever it believes doing so furthers the Fund's investment objective. Portfolio turnover involves some expense to the Fund, including brokerage commissions and other transaction costs and reinvestment in other securities. Portfolio turnover may also result in the recognition of capital gains which may be distributed to shareholders. Tax considerations may limit the Fund's portfolio turnover. The Fund's annual rate on portfolio turnover is anticipated to be between 30% and 70%. For the year ended March 31, 1996, the portfolio turnover rate was 40.83%. Tait, Weller & Baker serves as the certified public accountants of the Fund. Funds Services, Inc. serves as the Fund's Transfer Agent. Commonwealth Fund Accounting provides the daily pricing for the Fund. The Trust Department of Wachovia Bank of N.C. is the custodian of the Fund's assets. Kilpatrick & Cody serves as legal counsel for the Fund. Shareholder inquiries related to the administration of shareholder accounts should be directed to the Transfer Agent, and inquiries related to the investment objectives of the Fund should be directed to the Advisor.

                          CORNERCAP GROWTH FUND
                      NEW ACCOUNT APPLICATION FORM

Please complete items 1, 2 and 3.

1.   NAME
     Individual__________________________________________________________
            First        Middle         Last

     Joint Owner_________________________________________________________
             First       Middle         Last

     Gift to Minors____________________as custodian for________________
                Name of Custodian  Name of Minor

     under the (State)____________________Uniform Gifts to Minors Act (show minor's Soc. Sec. # Below)

     Other_______________________________________________________________
         Name of Corporation, Partnership or other Organization.
         (If Trust, include names of Trustee and date of trust instrument. NOTE: These accounts require additional forms. Please call Transfer Agent at 1-800-628-4077.)

     ADDRESS

__________________________________________________(_____)_______________
          Street                               Area Code Daytime
Telephone


_________________________________________________________________________
          City                State                  Zip

     SOCIAL SECURITY or TAX IDENTIFICATION NUMBER__________________

2. INITIAL INVESTMENT (Minimum $2,000) $_______________(Please make check payable to CornerCap Growth Fund and mail your investment to the address shown below.).

3.   SIGNATURE(S)
     The undersigned warrant(s) that I (we) have full authority to make this application, am (are) of legal age, and have received and read a current Prospectus and agree to be bound by its terms. I (we) understand that all shares will be held in uncertificated form. Share certificates may be requested, but Telephone Privileges will not then be available (see other side).

     This application is not effective until it is received and accepted by the Fund. Under the penalties of perjury I (we) certify that the Social Security or Tax Identification Number shown on this form is correct, and that I am (we are) not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am (we are) no longer subject to backup withholding.

SIGN HERE:
     ___________________________________    DATE:______________19_____
     Signature of Individual (or Custodian)

     ____________________________________   DATE:______________19_____
     Signature of Joint Registrant, if any


     TRANSFER AGENT:    For Account Information, wire instructions,
                        or redemptions, call the Fund Services,
                        Inc., Toll Free at 1-800-628-4077, or write to:
                        P.O. Box 26305, Richmond, VA  23260.

     DISTRIBUTOR:       Attisson, Carter & Akers, Inc., 3060 Peachtree Rd.,
                        SW, Suite 1475
                        Atlanta, GA 30305   404-364-2070

                          CORNERCAP  GROWTH FUND
                            OPTIONAL FEATURES

          You may select any or all of these additional services

     4.   DISTRIBUTION OPTION:

          Income dividends and capital gains are automatically reinvested, unless you elect otherwise:

          ____ Yes, please reinvest my distributions in additional shares
               (at no charge)

          ____ No, please make distributions as follows:

               ____ All distributions in cash.

               ____ Dividends in cash.  Capital gains reinvested in
                    shares.

     5.   TELEPHONE PRIVILEGES:

          To use the telephone to authorize the transactions below, please check the appropriate box(es):

     _____ I (we) hereby authorize Fund Services, Inc. to honor telephone instructions for my (our) account. Neither the Fund nor Fund Services, Inc. will be liable for properly acting upon telephone instructions believed to be genuine. I (we) understand that redemptions authorized by telephone are paid by check and are mailed to me (us).

     6.   AUTOMATIC INVESTMENT PLAN:

          To make automatic monthly investments from you bank account, check the box below (Minimum monthly investment amount is $250.00).

     ______ This Plan allows me(us) to make automatic monthly investments from my(our) bank account. Fund Services, Inc. will transfer money from my(our) bank account into the Fund. There is no charge, and I may cancel at any time.
               Invest $_______________________into my(our) account on the 15th day of each month by transfer from my(our) bank account. (Please include a voided check.)

     7.   AUTOMATIC WITHDRAWAL PLAN:

          Automatic withdrawals are available for CornerCap Growth Fund accounts of $10,000 or more. The minimum withdrawal per month is $100 and will be withdrawn on the 25th of each month. Please call the Transfer Agent at 1-800-628-4077 for further instructions.

     _____ Please send me additional information on IRA (Individual Retirement Account.)


     PLEASE SEND YOUR COMPLETED APPLICATION AND CHECK, MADE PAYABLE TO CORNERCAP GROWTH FUND TO: FUND SERVICES, INC., P.O. BOX 26305, RICHMOND, VA 23260
     ____________________________________________________________________
     Registered Rep. Name    Rep. Number     Branch Wire Code
     _________________________________________________(___)______________
     Branch Address          Area Code              Telephone Number

     CORRESPONDENT FIRM IDENTIFICATION
     ____________________________________________________________________
     Firm Name and Address
     ___________________________________________________________________
     Authorized Signature

                               PART B

                   Statement of Additional Information

                              Dated July 29, 1996


The CornerCap Growth Fund (the "Fund") is currently the only series of the CornerCap Group of Funds, a diversified open-end management investment company registered with the Securities and Exchange Commission (the "SEC") as required by the Investment Company Act of 1940 (the "1940 Act").

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus of the Fund dated July 29, 1996, as may be amended from time to time (the Prospectus"); copies of the Prospectus may be obtained from the Fund, c/o Cornerstone Capital Corp., 100 NorthCreek, Suite 250, Atlanta, GA, 30327. Cornerstone Capital Corp. (the "Advisor") is the Fund's investment advisor.



                            TABLE OF CONTENTS

                                                    Page

Investment Objectives and Policies  . . . . . . . . . 2
Portfolio Turnover  . . . . . . . . . . . . . . . . . 2
Investment Restrictions . . . . . . . . . . . . . . . 2
Management  . . . . . . . . . . . . . . . . . . . . . 4
The Advisor . . . . . . . . . . . . . . . . . . . . . 5
Accounting & Administrative Services  . . . . . . . . 6
Portfolio Transactions and Brokerage  . . . . . . . . 6
Distribution Plan . . . . . . . . . . . . . . . . . . 7
Net Asset Value . . . . . . . . . . . . . . . . . . . 9
Tax Status  . . . . . . . . . . . . . . . . . . . . . 9
General . . . . . . . . . . . . . . . . . . . . . .  10
Principal Shareholders  . . . . . . . . . . . . . .  12
Performance Information . . . . . . . . . . . . . .  12
Financial Statements  . . . . . . . . . . . . . . .  13

                    INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is long-term capital appreciation. Income from dividends or interest on portfolio securities is a secondary objective in the management of the Fund's portfolio. The portfolio and investment strategies of the Fund are described in the Fund's Prospectus.

Prior to August 13, 1990, the Fund was known as Wealth Monitors Fund. From August 13, 1990 to September 25, 1992 the Fund was known as the Sunshine Growth Trust. From September 25, 1992 to June 30, 1995 the Fund was known as the Cornerstone Growth Fund.


                            PORTFOLIO TURNOVER

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. The Fund's portfolio turnover rate for the fiscal year ended March 31, 1996 was 40.83%. The Fund's portfolio turnover rate in the future is expected to be in the range of 30% to 70%. Higher turnover would involve correspondingly greater commissions and transaction costs.

                         INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares.  The Fund may not:

1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

2. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 33% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding;

3. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 33.33% of the outstanding voting securities of an issuer;

4. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

5. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

7.  Make investments for the purpose of exercising control or management;

8. Participate on a joint, or joint and several basis in any trading account in securities;

9.  Invest in securities of other registered investment companies;

10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

11. Make loans, except through repurchase agreements;

12. Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants, or if more than 2% of the value of the Fund's total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities;

13. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. It may buy or sell futures contracts or options thereon for hedging purposes as described in the Fund's prospectus.

FOREIGN SECURITIES Investments in securities of foreign issuers offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers present special risks and considerations not typically associated with investments in domestic securities. Such risks include lack of information about foreign issuers, and lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In the past, U.S. Government policies have influenced certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restriction could be reimposed. The Fund may invest in securities of foreign issuers in an amount up to 20% of its assets.


                                MANAGEMENT

The Board of Trustees is responsible for the overall management of the Fund, including general supervision and review of its investment activities. The officers, who administer the Fund's daily operations, are appointed by the Board of Trustees. The current Trustees and principal officers of the Fund, their addresses, and their principal occupations for the past five years are set forth below. "Interested" trustees, as defined by the 1940 Act, are designated below by an asterisk.


                                  Position with        Principal occupations
Name and Address                      Trust                during past
                                                             five years
- -------------------------------------------------------------------------
Thomas E. Quinn*                      Trustee, President     President,
100 Northcreek, Suite 250             and Treasurer          Cornerstone Capital
3715 Northside Pkwy., NW                                     Corp.
Atlanta, GA  30327

Gene A. Hoots*                        Vice President         Chief Executive
119B Reynolda Village                                        Officer,
Winston-Salem, NC  27106                                     Cornerstone Capital
                                                             Corp.

Richard T. Bean                       Secretary              Portfolio Manager,
100 Northcreek, Suite 250                                    Cornerstone Capital
3715 Northside Pkwy., NW                                     Corp.
Controller, Godwins Inc.                                     Assistant
Atlanta, GA 30327


                                  Position with             Principal occupations
Name and Address                      Trust                during past five years
- ---------------------------------------------------------------------------------

Richard Boger                         Trustee                President, Export Insurance
495 Arden at Argonne, NW                                     Services, Inc.; Chairman
Atlanta, GA  30305


G. Harry Durity                       Trustee                Corporate Vice President, Worldwide
58 Close Road                                                Business Systems, Automatic Data
Greenwich, CT  06831                                         Processing, Inc.;
                                                              Sr. Vice President, Corp. Develop.,

Laurin M. McSwain                     Trustee                Attorney, Bloodworth & Nix
3000 Andrews Drive, NW
#5
Atlanta, GA  30305


The Fund incurred Trustees' fees and expenses for fiscal years ended March 31, 1995 and 1996 of $4,500 and 6800, respectively. Beginning on November 16, 1994, the Fund began paying trustees who are not affiliated with the Advisor $500 per regular meeting and committee meeting attended, plus reimbursement of out of pocket expenses for attending Board meetings.


                               THE ADVISOR

Cornerstone Capital Corp. is the Fund's investment advisor. The Fund pays the Advisor for the services performed a fee at the annual rate of 1% of the Fund's average net assets. This rate is higher than that paid to most management investment companies. However, the Investment Advisory Agreement dated September 9, 1992 between the Fund and the Advisor (the "Agreement") provides that in the event the expenses of the Fund (including the fees of the Advisor and amortization of organization expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year exceed the limit set by applicable regulations of a state securities commission, the Advisor will reduce its fee to the Fund by the amount of such excess up to the full amount of the advisor's annual fee. Any such reductions are accrued and paid in the same manner as the Advisor's fee and are subject to readjustment during the year.

As a result of this limitation, the initial former Advisor (Wealth Monitors, Inc.) waived its fee for each of the four fiscal years ended March 31, 1990, and the next former Advisor (Dorado/IDS) waived its fee for the fiscal year ended March 31, 1992. The Advisor has voluntarily agreed to waive all or such portion of its fee as may be necessary to cause the total fund operating expenses not to exceed 2.0% of average net assets. For1996, the Advisor waived the majority of its fee to reduce the expense ration to 1. 8%. The Advisor has also voluntarily agreed to reimburse the fund for certain of its operating expenses to the extent and for so long as may be necessary to keep total Fund operating expenses at no greater than 2.0% of average net assets.

The Agreement also provides that the Advisor shall not be liable to the Fund for any error of judgment by the Advisor or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


                  ACCOUNTING AND ADMINISTRATIVE SERVICES

Cornerstone Capital Corp. provides certain record keeping and shareholder services functions to the Fund. Commonwealth Fund Accounting, as the Fund's pricing and accounting services agent, calculates the daily net asset value of the Fund and maintains the accounting records.


                   PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Fund to achieve "best execution"-- i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker.

The Advisor is also authorized by the Agreement to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Agreement; (ii) were for products or services which provide lawful and appropriate assistance to the Advisor's decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Fund recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as services assisting the Fund in the valuation of the Fund's investments. The research which the Advisor receives for the Fund's brokerage commissions whether or not useful to the Fund, may be useful to the Advisor in managing the accounts of the Advisor's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

In the over-the-counter market, securities are frequently traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

During the three fiscal years ended March 31, 1996, 1995, and 1994, the Fund paid total brokerage commissions of $46,000, $63,821, and $28,301, , respectively.


                            DISTRIBUTION PLAN

The Fund's Distribution Plan (the "Plan") is its written plan adopted pursuant to Rule 12b-1 (the "Rule") under the 1940 Act.

The Plan authorizes the Advisor or Distributor to make permitted payments to any qualified recipient under a related agreement on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Fund shares or providing administration assistance to the Fund or its shareholders, including, but not limited to advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or (b) at a rate specified in the related agreement with the qualified recipient in question based on the average value of the qualified holdings of such qualified recipient ("Permitted Payments"). The Advisor or Distributor may make permitted payments in any amount to any qualified recipient, provided that (i) the total amount of all permitted payments made during a fiscal year of the Fund to all qualified recipients (whether made under (a) and/or (b) above) do not exceed in that fiscal year 1/4 of 1% of the Fund's average annual net assets; and (ii) a majority of the Fund's qualified Trustees may at anytime decrease or limit the aggregate amount of all permitted payments or decrease or limit the amount payable to any Qualified recipient. The Fund will reimburse the Advisor or Distributor for such permitted payments within such limit, but the Advisor or Distributor shall bear any permitted payments beyond such limits. A related agreement will terminate automatically if it is assigned, as that term is defined in the 1940 Act.

The Plan also authorizes the Advisor or Distributor to purchase advertising to promote the sale of shares of the Fund, to pay for sales literature and other promotional material, and to make payments to the Distributor's sales personnel. Any such advertising and sales material may include references to other open-end investment companies or other investments and any sales personnel so paid are not required to devote their time solely to the sale of Fund shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Fund shall be reimbursed or paid by the Fund, except that the combined amount of reimbursement or payment of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Fund shall not, in the aggregate, in that fiscal year of the Fund, exceed 1/4 of 1% of the average net assets of the Fund in such year; and the Advisor or Distributor shall bear any such expenses beyond such limits. No such reimbursement may be made for Permitted Expenses or Permitted Payments for the fiscal year prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

The Plan requires that while it is in effect the Advisor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review the following: (i) The amounts of all Permitted Payments, the identity of the recipients of each such payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made;
(ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter. While the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Fund is committed to the discretion of the Fund's then existing disinterested Trustees.

During the fiscal years ended March 31,1991 through March 31, 1996, the Fund neither paid nor accrued any liability pursuant to the Plan.

                             NET ASSET VALUE

As indicated in the Prospectus, the net asset value per share of the Fund's shares will be determined as of 4:15 p.m. on each day that the New York Stock Exchange ("NYSE") is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
However, it should be noted that the NYSE may close on days not included in that announcement.

In determining the net asset value of the Fund's shares, common stocks and other securities that are listed on a national securities exchange or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m., New York time, on each day that the NYSE is open for trading, or, in the absence of recorded sales, at the last closing price on such exchange or on such System. Unlisted securities that are not included in such National Market System are valued at the closing price in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent the fair market value of such assets), if their original maturity was 60 days or less.


                                TAX STATUS

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends and Tax Status."

When an income dividend or capital gains distribution is paid by the Fund, net asset value per share is reduced automatically by the amount of the dividend or distribution. If net asset value per share is reduced below a shareholder's cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

The Fund does not intend to invest in foreign issuers which meet the definition in the Code of passive foreign investment companies ("PFICs"). However, foreign corporations are not required to certify their status as PFICs to potential U.S. investors, and the Fund may unintentionally acquire stock in a PFIC. The Fund's income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level.
A portion of the Fund's income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The treatment of income dividends and capital gains distributions to shareholders of the Fund under the various foreign, state, and local income tax laws may not parallel that under the Federal law.
Shareholders should consult their tax adviser with respect to applicable foreign, state, and local taxes.


                                 GENERAL

The Fund is currently the only series of The CornerCap Group of Funds. The Fund's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares which differ from each other only as to dividends. The Board of Trustees has created one class of shares, but the Board may create additional classes in the future, which have separate assets and liabilities; each of such classes has or will have a designation including the word "Series". Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interest of each series in the matter are identical or the matter does not affect a series. However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirements. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Fund will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances. The Fund's Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In addition, the operation of the Fund as an investment company would not likely give rise to liabilities in excess of its assets. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.



The Fund entered into a Distribution Agreement effective as of March 31, 1995, with Attkisson, Carter & Akers, Inc., a securities broker/dealer registered pursuant to the Securities Exchange Act of 1934, and located in Atlanta, Georgia. No fee is paid pursuant to this agreement other than reimbursement under the Fund's Rule 12b-1 Distribution Plan.


With respect to the purchase and sale of Fund shares, certain broker/dealers other than the Distributor may charge a fee to Fund investors for executing transactions on the investor's behalf. Such transactions may be executed on the investor's behalf directly through the Fund's Transfer Agent without payment of such a fee. See the section entitled "How to Purchase Shares" in the Prospectus.

Funds Services, Inc. serves as the Transfer Agent. Funds Services, Inc., in its function as Transfer Agent, disburses dividends, processes new accounts, purchases, redemptions, transfers, and issues certificates. Commonwealth Fund Accounting acts as the Fund's accounting services agent. Wachovia Bank. acts as the Fund's custodian to hold its assets in safekeeping and collect income.

The Fund's independent public accountants, Tait, Weller & Baker, perform an annual audit of the Fund's accounts, assist in the preparation of certain reports to the SEC, and prepare the Fund's tax returns.

                          PRINCIPAL SHAREHOLDERS

As of June 30, 1996, no shareholder owned beneficially more than 5% of the outstanding shares of the Fund.

                         PERFORMANCE INFORMATION


The average annual compound rates of return (unaudited) as of March 31, 1996 for the Fund for the periods listed below are as follows:



                                                                                      Fund
                                                                                      ----

     1 year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.71%
     3.5 years (Since Inception of Management by Cornerstone Capital) . . . . . . . . 11.03%
     5 years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9.01%
     9.71 years (Since Fund Inception)  . . . . . . . . . . . . . . . . . . . . . . .  1.67%


Example:

Based  on  the  average annual  compound  rates  of                                     (Unaudited
return listed above  over these periods,  you could                         One    3.5     Five     9.71
have expected  the following  values on  a $10,000                          Year   Years  Years    Years
investment  assuming no  redemption at  the  end of                         ----   -----  -----    -----
each time period.  (March 31, 1996)

                                                                        $11,471   $14,423  $15,393   $11,745



The following is a brief description of how performance is calculated. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1 year, 5 years, and since inception (9.71 years). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated with the following formula:

                     P(1+T)n = ERV

(where T= average annual total return; ERV = ending redeemable value of a hypothetical $10,000 investment made at the beginning of the period; P = a hypothetical initial payment of $10,000; and n = number of years). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

                           FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended March 31, 1996 and the report of the Fund's independent accountants are included in the Fund's Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. The following financial statements appearing in such Annual Report are incorporated by reference into this SAI.

       Report of Independent Accountants  . . .  1
       Schedule of Investments  . . . . . . . .  2
       Statement of Assets and Liabilities  . .  6
       Statement of Operations  . . . . . . . .  7
       Changes in Net Assets  . . . . . . . . .  8
       Financial Highlights . . . . . . . . . .  9
       Notes to Financial Statements  . . . . . 10

                               CORNERCAP BALANCED FUND

                                          OF
                             THE CORNERCAP GROUP OF FUNDS
                            A "Series" Investment Company


SHAREHOLDER SERVICES QUESTIONS         INVESTMENT OBJECTIVES QUESTIONS

Voice:  (800) 628-4077                 Voice:  (800) 728-0670
  Fax:  (804) 285-8018                   Fax:  (404) 240-0144


The CornerCap Group of Funds (the "CornerCap Funds") is an open-end, diversified management investment company presently consisting of two separate series representing separate portfolios of investments. The investment objective of the CornerCap Balanced Fund (the "Fund"), is to obtain long-term capital appreciation and current income. The Fund invests in a combination of equity and fixed-income securities. There is no assurance that the Fund will achieve its objective. The other portfolio comprising the CornerCap
Funds is the CornerCap Growth Fund. The CornerCap Growth Fund is offered under a separate prospectus.


This Prospectus sets forth concisely the information about the Fund that you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information ("SAI") for the Balanced Fund dated December 6, 1996, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling (800) 728-0670 or writing the Fund at the following address: Cornerstone Capital Corp., 100 Northcreek, Suite 250, Atlanta GA, 30327.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


              The date of this Prospectus is December 6, 1996.

                               PROSPECTUS SUMMARY


The Fund .................... The Fund is a diversified open-end management investment company (see page 7). The shares of the Fund are offered without sales or redemption charges (see page 3).

Investment Objective ........ The Fund's investment objective is to obtain long term capital appreciation and current income The Fund will attempt to achieve its objective by investing in equity and fixed-income securities of domestic and foreign issuers. Under normal circumstances, the Fund will invest 50-70% of its assets in equity securities and at least
                              30% in fixed-income securities including cash and cash equivalents. There can be no assurance that the Fund will achieve its investment objective (see page 7).

Investment Policies ......... The Fund will invest in common stocks, preferred stocks, and convertible securities selected by Cornerstone Capital Corp. (the "Advisor") from among 1500 issues ranked according to fundamental factors, such as relative price/earnings ratio, earnings growth rate, and cash flow. The Fund may hold fixed-income securities of any maturity, dependent upon economic and market conditions. The Fund also may hold cash and cash equivalents (see page 8).

Investment Advisor .......... Cornerstone Capital Corp. acts as the investment advisor to the Fund. In that capacity, it selects the portfolio holdings. (see page 9).

Custodian ................... The Trust Dept. of Wachovia Bank of N.C. (the
                              "Custodian") holds the Fund's assets.

Administration .............. Fortune Fund Administration, Inc. is the Transfer
                              Agent (see page 10), accounting services agent (see page 14) and administrator of the Fund
                              (see page 14).

Dividends & Distributions ... The Fund currently intends to make two distributions of any net income or capital gains during each calendar year (see page 11).

Minimum Purchase ............ The minimum initial investment is $2,000 and the minimum subsequent investment in the Fund is $250 (see page 12).

Redemption .................. Shares of the Fund may be redeemed at the next determined net asset value, without charge (see page 12).

Investment Risks............. As a fund investing in both equity and fixed-
                              income securities, the Fund is subject to market risk, interest rate risk and credit risk. The market for equity securities tends to be cyclical, with periods when the prices for securities generally rise and periods when they generally decline. The fixed-income portion of the portfolio is subject to interest rate and credit risk. As prevailing interest rates decrease, bond prices will increase and vice-versa. Fluctuations in interest rates will therefore affect the net asset value per share of the Fund. Fixed-income securities are also subject to credit risk arising from the ability of the issuer to make timely payment of interest and principal installments. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with the means of speculating on short term market movements. Investors should consider the Fund as a vehicle with which to balance their total investment program's risk. (see page ___).

                               SUMMARY OF FUND EXPENSES

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases . . . . . . . . . . . . . . . None

Maximum sales charge imposed on reinvested dividends. . . . . . None

Deferred sales charge . . . . . . . . . . . . . . . . . . . . . None

Redemption fee  . . . . . . . . . . . . . . . . . . . . . . . . None

Exchange fee. . . . . . . . . . . . . . . . . . . . . . . . . . None

   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET
ASSETS)1


Management Fee (after waiver)(1)  . . . . . . . . . . . . . . . 0.0%

12b-1 Fee(2). . . . . . . . . . . . . . . . . . . . . . . . . . 0.0%

Other Expenses (after waiver and reimbursement(3) . . . . . . . 2.0%


Total Fund Operating Expenses (after waiver and
   reimbursement(3) . . . . . . . . . . . . . . . . . . . . . . 2.0%


1. The Fund's investment advisory agreement with the Advisor provides for compensation to the Advisor at the annual rate of 1.0% of average daily net assets. The Advisor has voluntarily agreed to waive all or such portion of its fee and to reimburse the Fund to the extent and for as long as may be necessary to maintain total Fund operating expenses at no higher than 2.0% of average net assets during the current fiscal year.


2. The Fund has adopted a Distribution Plan pursuant to which it may reimburse the Distributor and Advisor for certain distribution related expenses of the Fund up to an annual amount of 0.25% of average daily net assets. No reimbursements are contemplated during the current fiscal year.


3. "Other expenses" are estimated include fees paid to the Fund's independent accountant, independent trustees, counsel to the independent trustees, transfer agent, administrator, custodian and accounting services agent. "Other expenses" also include costs associated with registration fees, reports to shareholders, and other miscellaneous expenses. The Advisor has voluntarily agreed to waive its advisory fee and to reimburse the Fund for certain of its operating expenses to the extent and for as long as may be necessary to keep total Fund operating expenses at 2.0% of average net assets during the current fiscal year. In absence of such waiver and reimbursement, total fund operating expenses are estimated at 3.5%, assuming assets of $3 million.

HYPOTHETICAL EXAMPLE OF FUND EXPENSES              1 YR.  3 YR.
-------------------------------------              -----  -----


You would pay the following expenses on a $1,000   $20     $64
investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.


The purpose of this example is to assist investors in understanding the various costs and expenses which stockholders of the Fund bear directly and indirectly. THE 5% RETURN IS HYPOTHETICAL AND THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF THE FUND'S PAST OR FUTURE PERFORMANCE. THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The CornerCap Balanced Fund (the "Fund") is a series of the CornerCap Group of Funds, a diversified, open-end management investment company registered with the SEC as required under the Investment Company Act of 1940 (the "1940 Act"). Shares of the Fund may be purchased at their net asset value, without sales load, as next determined after an account application is received in proper form.

The Fund's investment objective is to obtain long-term capital appreciation and current income. The Fund will attempt to achieve its objective by normally investing 50% to 70% of its total assets in equity securities of domestic and foreign issuers and at least 30% in fixed-income securities including cash and cash equivalents. There can be no assurance that the Fund will achieve its objective.

The equity securities that the Fund may purchase consist of common stocks, preferred stocks, or convertible securities that will generally be publicly traded on a national securities exchange or over-the-counter. In selecting portfolio securities for purchase by the Fund, the Fund's investment advisor, Cornerstone Capital Corp. (the "Advisor''), ranks approximately 1,500 common stocks according to fundamental factors. The three key criteria are relative price/earnings ratio, earnings growth rate, and cash flows that are in excess of capital expenditures. Purchases are made from the most attractive securities based on diversification and risk, and will be made only if they can be made at prices which, in the judgment of the Advisor, create the possibility of additional growth in capital.




The fixed-income securities that the Fund may purchase consist of obligations of the U.S. Government, its agencies and instrumentalities; corporate securities including bonds and notes; and government, municipal, mortgage-backed and other asset-backed securities. Investments in U.S. government obligations will include direct obligations of the U.S. Government, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government authorities, agencies and instrumentalities, such as the Federal National Mortgage Association, Federal Home Loan Bank, Federal Financing Bank and Federal Farm Credit Bank obligations. Mortgage-backed and other asset-backed securities typically carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest. The Fund may hold securities of any maturity, with the average maturity varying depending upon economic and market conditions. The Fund will only invest in those corporate obligations which the Advisor considers to be of investment grade quality.
The Fund invests only in those corporate obligations which in the Advisor's opinion have the investment characteristics described by Moody's in rating corporate obligations within its four highest ratings of Aaa, Aa, A and Baa and by S&P in rating corporate obligations within its four highest ratings of AAA, AA, A and BBB. It is possible that the ability of the portfolio to achieve its objective of current income could be diminished by its restriction on the use of non-investment grade corporate obligations. For a description of these ratings, see Appendix A to the SAI. The Fund, however, does not require that its investments in corporate obligations actually be rated by Moody's or S&P, and may acquire such unrated obligations which in the opinion of the Advisor are of a quality at least equal to a rating of Baa by Moody's or BBB by S&P. Should the rating or quality of a corporate obligation decline after purchase by the Fund, the Advisor will reconsider the advisability of continuing to hold such obligation.

The Fund may also hold cash and cash equivalent securities. Cash and cash equivalents will include, among others, treasury bills, banker's acceptances, certificates of deposits, time deposits and commercial paper. For a description of these instruments, see Appendix A to the SAI. Cash equivalents will generally be rated Prime-1 by Moody's or A or better by S&P, or, if unrated, of comparable quality as determined by the Advisor. For a description of these ratings, see Appendix A to the SAI.

INVESTMENT RISKS - As a fund investing in both equity and fixed-income securities, the Fund is subject to market risk, interest rate risk and credit risk. The market for equity securities in the United States tends to be cyclical, with periods when the prices of securities generally rise and periods when they generally decline. All equity securities are usually influenced to some extent by price movements in the equities' market. Because of the risks associated with investments in equity securities, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

The fixed-income portion of the Fund will be subject to risk arising from fluctuating interest rate levels. As prevailing interest rates decrease, bond prices will increase. Likewise, when prevailing interest rates increase, bond prices will decrease. The level of price volatility of a bond is generally dependent upon the length of time until maturity. Bonds with longer maturities usually have higher yields and greater price volatility than bonds with shorter maturities. A change in the level of interest rates will affect the Net Asset Value per share of the Fund as well as changing the yield of the Fund.

Fixed-income securities are also subject to credit risk arising from the ability of the issuer to make timely payment of interest and principal installments. Credit ratings give an indication of the issuer's ability to maintain these timely payments. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings. The Fund does not require that its investments in corporate obligations actually be rated by Moody's or S&P, and it may acquire such unrated obligations which in the opinion of the Advisor are of a quality at least equal to a rating of Baa by Moody's or BBB by S&P. With respect to investments in unrated obligations, the portfolio will be more reliant on the Advisor's judgment and experience than would be the case if the Fund invested solely in rated obligations. Obligations rated Baa by Moody's or BBB by S&P have speculative characteristics. A rating of Baa by Moody's indicates that the obligation is of "medium grade," neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. A rating of BBB by S&P indicates that the obligation is in the lowest "investment grade" security rating. Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than obligations in the top three "investment grade" categories. Both credit and market risks as described above are increased by investing in fixed-income obligations rated Baa by Moody's and BBB by S&P. For a more detailed description of these ratings, see Appendix A to the SAI.

Investors should consider the Fund as a vehicle with which to balance their total investment program risks.

FOREIGN SECURITIES -The Fund may, using the criteria set forth above, invest up to 25% of its assets in foreign equity or corporate debt securities. The Advisor anticipates that such investments will be made in U.S. dollar denominated securities in the form of (i) American Depository Receipts (ADRs) issued against the securities of foreign issuers, or (ii) other securities of foreign issuers that are traded on U.S. national securities exchanges or in the U.S. over-the-counter market.

There are risks associated with investments in securities of foreign issuers. Such risks include changes in currency rates, greater difficulty in commencing lawsuits, differences between U.S. and foreign economies, and U.S. Government policy with respect to certain investments abroad. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to U.S. companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable U.S. issuers. There is often less government regulation of issuers than in the U.S. There is also the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS - The Fund may purchase and write options on securities and may invest in futures contracts for the purchase and sale of foreign currencies, fixed-income securities and instruments based on financial indices, options on futures contracts and forward contracts. Additional information about futures, options and other derivative instruments is contained in the SAI.


PRINCIPAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding securities. The Fund's investment objective is such a policy. Among its other fundamental policies, with respect to 75% of its assets, the Fund may not (i) invest more than 5% of the value of its total assets in securities of any one issuer (other than securities of the U.S. Government, its agencies and instrumentalities); or
(ii) invest 25% or more of the value of its total assets in securities of issuers in any one industry. Additional information about the Fund's investment restrictions is contained in the SAI.

It is the position of the staff of the SEC (and an operating although not a fundamental policy of the Fund) that open-end investment companies, such as the Fund, should not make certain investments if thereafter more than 10% of the value of their net assets would be invested in illiquid assets. The investments included in this 10% limit are (i) those which are restricted, i.e., those which are subject to restriction as to disposition under Federal securities laws (which the Fund does not expect to own), (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits), (iii) repurchase agreements having a maturity of more than seven days, and (iv) investments which are not readily marketable. This 10% limit does not include obligations payable at principal amount plus accrued interest within seven days after purchase.


MANAGEMENT
------------------------------------------------------------------------

The Fund's Board of Trustees decides on matters of general policy and reviews the activities of the Fund's Advisor and officers, and reviews the business operations of the Fund.

THE ADVISOR - Cornerstone Capital Corp., 100 Northcreek, Suite 250, 3715 Northside Parkway, NW, Atlanta, GA 30327, acts as investment Advisor to the Fund, subject to the control of the Fund's Board of Trustees, and supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. The Advisor is a Georgia corporation organized in 1989. It was registered with the SEC as an investment Advisor in 1989. The Advisor is controlled by Thomas E. Quinn and Gene A. Hoots, through equal ownership of the Advisor's outstanding shares.

Mr. Quinn is the portfolio manager for the Fund. He has worked in investment management and financial analysis for 22 years, the last 6 years as a principal of Cornerstone Capital Corp. His primary responsibilities are portfolio management, investment strategy and research. Previously, Mr. Quinn was Chief Investment Officer for RJR Investment Management, Inc. where he managed over $600 million in primarily equity assets. He is a Chartered Financial Analyst and a Certified Public Accountant. His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.

Mr. Hoots has worked in investment management and financial analysis for over 26 years, the last 6 years as a principal of Cornerstone Capital Corp. His primary responsibilities are portfolio management, client service and investment policy. Previously, Mr. Hoots was Vice President of Reich & Tang and President of RJR Investment Management, Inc. He has an MBA from the University of North Carolina at Chapel Hill and a BS in Engineering from N.C. State University.

The Fund has retained the Advisor under an Investment Advisory Agreement (the "Agreement'') dated _______________, which remains in effect from year to year if approved annually by the Board of Trustees. The Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. This rate of fee is higher than the investment advisory fees paid by most management investment companies.

The Agreement contains provisions relating to the selection of broker-dealers ("brokers'') for the Fund's portfolio transactions. One of such provisions states that the Advisor, subject to all other provisions of the Agreement on the subject, may consider sales of shares of the Fund and/or of any other investment companies for which the Advisor acts as investment Advisor as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution,'' as defined in the Agreement. See the SAI for additional information as to brokerage.

The Fund is subject to the expense limitation set by applicable regulations of the various state securities commissions relating to expenses. Currently, the most restrictive applicable expense limitation is 2.5% of the first $30 million of a fund's average net assets, 2.0% of the next $70 million of average net assets, and 1.5% of average net assets in excess of $100 million. The Agreement provides that the Advisor will reduce its fee in any fiscal year to the extent that the expenses of the Fund exceed applicable state limitations. Should this expense limitation be exceeded, the Advisor will waive its fee as necessary, up to the full amount of the fee. In addition, the Advisor has voluntarily agreed to reimburse the Fund for certain of its operating expenses to the extent and for so long as may be necessary to keep the total operating expenses at no greater than 2.0% of average net assets.

ADMINISTRATOR - Fortune Fund Administration, Inc. serves as the Fund's Administrator pursuant to an Administration Agreement. The Administrator provides certain record-keeping and shareholder servicing functions required of registered investment companies, and will assist the Fund in preparing and filing certain financial and other reports, and performs certain daily functions required for ongoing operations.


The Administration Agreement provides that the Administrator will be paid at the annual rate of .20% of the Fund's average daily assets, up to a maximum of $4,000 a month. The Administrator will be reimbursed for certain out-of-pocket expenses, and it may sub-contract with other responsible companies for some of its duties. The Administrator is an affiliate of Cornerstone Capital Corp.
The address of the Administrator is 1389 Peachtree Street, N.E., Suite 180, Atlanta, GA 30319.

See the SAI for more information regarding the Fund's Trustees and Officers.


NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund's net asset value per share is determined as of 4:15 PM on each day that the New York Stock Exchange is open for trading. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities is, in general, the market value of such securities.


Common stocks and other securities that are listed on a national securities exchange or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m., New York time, on each day that the NYSE is open for trading, or, in the absence of recorded sales, at the last closing price on such exchange or on such System. Unlisted securities that are not included in such National Market System are valued at the closing price in the over-the-counter market. Valuations of fixed-income securities are supplied by independent pricing services used by the Fund. Valuations of fixed-income securities are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. The pricing service may use electronic data processing techniques and/or computerized matrix system to determine valuations. Fixed-income securities for which market quotations are readily available are valued based upon those quotations. The procedures used by the pricing service are reviewed by the Fund under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the obligation. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent the fair market value of such assets), if their original maturity was 60 days or less.



DISTRIBUTION PLAN
--------------------------------------------------------------------------------

The Fund is authorized under a Distribution Plan, pursuant to Rule 12b-1 of the 1940 Act, to use its assets to finance certain activities relating to the distribution of shares. Pursuant to the Distribution Plan, the Advisor or

Attkisson, Carter & Akers, Inc., One Buckhead Plaza, Suite 1475, 3060 Peachtree Road, N.W., Atlanta, GA, 30305 (the "Distributor"), the Fund's distributor and principal underwriter, are authorized to purchase advertising, sales literature, and other promotional material and to pay affiliated sales people of the Distributor. The annual expenditure limit under the Fund's Distribution Plan is
 .25% of 1%. No such reimbursement may be made for expenditures or fees for fiscal years prior to the current fiscal year or in contemplation of future fees or expenditures. Any reimbursement paid pursuant to the Distribution Plan is in addition to the investment Advisory fee.

The Fund has also entered into a separate Distribution Agreement with the Distributor pursuant to which the Distributor acts as agent upon the receipt of purchase orders from investors.


HOW TO PURCHASE SHARES
-------------------------------------------------------------------------------

Shares of the Fund may be purchased at the Net Asset Value next determined after receipt of an account application in proper form; see "Net Asset Value". The minimum initial investment is $2,000 and the minimum subsequent investment in the Fund is $250. The Fund reserves the right to reject any account application.

INVESTING BY MAIL - To purchase shares of the Fund, investors should mail a completed account application with a check payable to CornerCap Balanced Fund, Fund Services, Inc., P.O. Box 26305, Richmond, VA 23260. No certificates will be issued unless specifically requested.

If the purchase being made is a subsequent investment, the shareholder should send a stub from a confirmation previously sent by the Transfer Agent in lieu of the account application. If no such stub is available, a brief letter giving the registration of the account and the account number should accompany the check. In addition, the shareholder's account number should be written on the check. Checks do not need to be certified but are accepted subject to face value in U.S. dollars and must be drawn on a U.S. bank.

INVESTING BY WIRE - You may purchase shares by requesting your bank to transmit "Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the Transfer Agent at 1-800-628-4077 for instructions, then notify the Distributor by calling 1-800-848-9555. Your bank may charge you a small fee for this service. The Account Application which accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Fund's records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

EXCHANGE PRIVILEGE - You may exchange your shares in this Fund for those of the CornerCap Growth Fund, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectus of the Growth Fund and consider their differences.

An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred).

You may make four exchanges out of each fund during each calendar year. The fund accounts must be identically registered. In addition, the exchange privilege is limited to states in which the shares of the other fund being acquired are registered for sale.

The Fund reserves the right to reject any exchange request, or to modify or terminate exchange privileges, in the best interests of the Fund and its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

HOW TO REDEEM SHARES
-------------------------------------------------------------------------------

The Fund will redeem for cash all of its full and fractional shares at the net asset value per share next determined after receipt of a redemption request in proper form, as described below.

A shareholder wishing to redeem shares may do so at any time by writing or calling CornerCap Balanced Fund, Fund Services, Inc., P.O. Box 26305, Richmond, VA 23260 (800/628-4077). The instructions should specify the number of shares to be redeemed and be signed by all registered owners exactly as the account is registered. It will not be accepted unless it contains all required documents in proper form, as described below.

In addition to written instructions, if any shares being redeemed or repurchased are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

The Fund does not issue share certificates unless specifically requested. Maintaining shares in uncertificated form minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate can only be replaced upon obtaining a sufficient indemnity bond. The cost of such a bond, which is borne by the shareholder, can be 2% or more of the value of the missing certificate. To resolve questions concerning documents, contact the Transfer Agent at 1-800-628-4077.

Payment for shares tendered will be made within three days after receipt by the transfer agent of instructions, certificates, if any, and other documents, all in proper form. However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the SEC. Payment may also be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days) necessary to determine that the purchase check will be honored. Payment will be sent only to shareholders at the address of record. A signature guarantee is required if the shareholder requests that the check be mailed anywhere other than to the shareholder's address of record.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

The Board of Trustees may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $2,000, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of notice of such redemption. The Fund would give shareholders whose shares were being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.


TELEPHONE PURCHASES, EXCHANGES AND REDEMPTIONS FOR SECURITIES FIRMS
-------------------------------------------------------------------------------

The following purchase, exchange and redemption telephone procedures have been established by the Fund for investors who purchase Fund shares through member firms of the National Association of Securities Dealers, Inc. (the "NASD") who have accounts with the Fund for the benefit of their clients. Telephone purchases, exchanges and redemptions will be effected by the Fund only through such NASD members, who in turn will be responsible for crediting the investor's account at the NASD member with the amount of any purchase, exchange or redemption pursuant to its account agreement with the investors' instruction to purchase, exchange or redeem Fund shares.

NASD member firms may charge a reasonable handling fee for providing this service. Such fees are established by each NASD member acting independently from the Fund and neither the Fund nor the Distributor receives any part of such fees. Such handling fees may be avoided by investing directly with the Fund through the Distributor, but investors doing so will not be able to avail themselves of the Fund's telephone privileges.

Member firms of the NASD may telephone the Distributor at (800) 628-4077 and place purchase and redemption orders on behalf of investors who carry their Fund investments through the member's account with the Fund.

PURCHASE BY TELEPHONE. Shares shall be purchased at the next determined net asset value. Payment for shares purchased must be received from the NASD member firm by the Fund by wire no later than the third business day following the purchase order. If payment for any purchase order is not received on or before the third business day, the order is subject to cancellation by the Fund and the NASD member firm's account with the Fund will immediately be charged for any loss.

EXCHANGE BY TELEPHONE. Exchanges will be made based on the respective net asset values of the Funds involved.

REDEMPTION BY TELEPHONE. The redemption price is the net asset value next determined after the receipt of the redemption request by the Fund. Payment for shares redeemed will be made or delayed as provided above under "How to Redeem Shares."


By electing telephone purchase, exchange and redemption privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions are recorded. As a result of these and other policies, the NASD member firm may bear the risk of any loss in the event of such a transaction. If the Fund fails to employ this and other established procedures, it may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time.


DIVIDENDS AND TAX STATUS
-------------------------------------------------------------------------------

The Fund currently intends to make two distributions of any net income or capital gains during each calendar year. The first distribution will be made following the Fund's fiscal year end, March 31, and the second distribution, if any, will be declared by December 31 of each year with respect to any additional undistributed capital gains earned during the one year period ended October 31 of such calendar year and with respect to any undistributed income for such calendar year. The amount and frequency of distributions by the Fund are not guaranteed and are subject to the discretion of the Fund's Board of Trustees.

The Fund has qualified and elected to be treated as a "regulated investment company'' under Subchapter M of the Code during its previous fiscal periods and intends to continue to do so in the future. By distributing all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and by meeting other requirements of the Code relating to the sources of income and diversification of its assets, the Fund will not be subject to Federal income or excise taxes.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, "income dividends''), will be taxable as ordinary income to shareholders whether or not paid in additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss ("capital gains distributions'') are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. For the convenience of investors, all income dividends and capital gains distributions are reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the record date, unless the shareholder has given prior written notice to the transfer agent that the payment should be made in cash or unless the investor lives in a state in which the shares of the Fund are not registered for sale and it is not otherwise lawful to reinvest such distributions. Shareholders will receive information annually on Form 1099 with respect to the amount and nature of income and gains to assist them in reporting the prior calendar year's distributions on their Federal income tax return.

Distributions which are declared in October, November, or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Under the Code, the Fund may be required to impose backup withholding at a rate of 31% on income dividends and capital gains distributions, and payment of redemption proceeds to individuals and other non-exempt shareholders, if such shareholders have not provided a correct taxpayer identification number and made the certifications required by the Internal Revenue Service on the account application. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the shareholder is subject to backup withholding.

The Fund may liquidate the account of any shareholder who fails to furnish its certificate of taxpayer identification number within 30 days after date the account was opened.

Shareholders should consult their tax Advisors with respect to applicable foreign, state and local taxes.


PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions at net asset value. Total return figures will reflect all recurring charges against the Fund's income.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investor's total return may be in any future period. For further information, see the SAI.

In reports or other communications to shareholders and in advertising material, the Fund may compare performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. and similar independent services that monitor the performance of mutual funds, or unmanaged indices of securities of the type in which the Fund invests.

Cornerstone Capital, the investment advisor to the Fund, manages private accounts with substantially similar investment objectives as the CornerCap Balanced Fund. In accordance with the Association for Investment Management and Research (AIMR) standards for reporting, Cornerstone Capital's average annual composite returns for accounts with a balanced objective similar to the Fund's are as follows:



        2ND QTR. '96         1YR.           3YR.           5YR.
        ------------         ----           ----           ----

            3.4%             13.6%          10.8%          12.0%


PRIVATE ACCOUNT PERFORMANCE DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE FUND AND IS NOT INDICATIVE OF THE FUND'S FUTURE PERFORMANCE. PRIVATE ACCOUNTS MAY NOT BE SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED BY THE INVESTMENT COMPANY ACT OF 1940 AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE PERFORMANCE RESULTS OF THE PRIVATE ACCOUNTS COMPOSITE. IN SPITE OF THE FOREGOING AND THE FACT THAT PAST PERFORMANCE IS NEVER NECESSARILY INDICATIVE OF FUTURE RESULTS, INVESTORS MAY CONSIDER THIS PRIVATE ACCOUNT INFORMATION RELEVANT IN DECIDING WHETHER TO BECOME AN INVESTOR IN THE FUND.


GENERAL INFORMATION
-------------------------------------------------------------------------------

The Fund is a new series of the CornerCap Funds and has only recently begun operations. The CornerCap Funds were organized on January 6, 1986, as a Massachusetts business trust. The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the Declaration of Trust contains an express disclaimer of Shareholder liability for acts or obligations of the Fund.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. There are no conversion or preemptive rights in connection with any shares of each of the series of the CornerCap Funds, nor are there cumulative rights with respect to the shares of any series. Each issued and outstanding share of each series is entitled to participate equally in dividends and distributions declared by its respective series and in net assets of each series upon liquidation or distribution remaining after satisfaction of outstanding liabilities. The Declaration of Trust provides that the obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the CornerCap Funds generally. The Board of Trustees may, at its own discretion, create additional series of shares.

The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or 1% of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communications to all other shareholders. Except for a change in the name of the Fund, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares

General Information continued

have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each series, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Fund will continue indefinitely.

With respect to the purchase and sale of Fund shares, certain broker/dealers other than the Distributor may charge a fee to Fund investors for executing transactions on the investor's behalf. Such transactions may be executed on the investor's behalf directly through the Fund's Transfer Agent without payment of such a fee. See the section entitled "How to Purchase Shares" in the Prospectus.

The Advisor will sell portfolio securities whenever it is appropriate, regardless of how long the securities have been held by the Fund. The Advisor will change the Fund's investments whenever it believes doing so furthers the Fund's investment objective. Portfolio turnover involves some expense to the Fund, including brokerage commissions and other transaction costs and reinvestment in other securities. Portfolio turnover may also result in the recognition of capital gains which may be distributed to shareholders. Tax considerations may limit the Fund's portfolio turnover. The Fund's annual rate on portfolio turnover is anticipated to be between 30% and 70% for both the equity and fixed income portions of the portfolio. Tait, Weller & Baker serves as the certified public accountants of the Fund. Fortune Fund Administration, Inc. serves as the Fund's Transfer Agent and Accounting Services Agent pursuant to separate Transfer Agent and Accounting Services Agreements. Fortune Fund Administration, Inc. is affiliated with Cornerstone Capital Corp., the Advisor. Pursuant to the Accounting Services Agreement, Fortune will receive a minimum fee of $18,000 per year. Pursuant to the Transfer Agent Agreement, Fortune will receive a minimum fee of $12,000 per year. The Trust Department of Wachovia Bank of N.C. is the custodian of the Fund's assets. The legality of the securities offered by this Prospectus will be passed upon for the CornerCap Funds by Kilpatrick & Cody, L.L.P. Kilpatrick & Cody, L.L.P. also represents the Advisor and Administrator and would represent them in any dispute with the Fund. Shareholder inquiries related to the administration of shareholder accounts should be directed to the Transfer Agent, and inquiries related to the investment objectives of the Fund should be directed to the Advisor.

                             CORNERCAP BALANCED FUND
                                       OF
                          THE CORNERCAP GROUP OF FUNDS
                          A "SERIES" INVESTMENT COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION
                          Dated December 6, 1996


The CornerCap Balanced Fund (the "Fund") is a series of the CornerCap Group of Funds, a diversified open-end management investment company registered with the Securities and Exchange Commission (the "SEC") as required by the Investment Company Act of 1940 (the "1940 Act"). The only other series of the CornerCap Funds is the CornerCap Growth Fund is offered under a separate Prospectus and Statement of Additional Information. Prior to June 1995, The CornerCap Group of Funds' name was The Cornerstone Group of Funds.

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus of the Fund dated December 6, 1996, as may be amended from time to time (the "Prospectus"); copies of the Prospectus may be obtained from the Fund, c/o Cornerstone Capital Corp., 100 Northcreek, Suite 250, Atlanta, GA, 30327. Cornerstone Capital Corp. (the "Advisor") is the Fund's investment advisor.



                                TABLE OF CONTENTS

                                                                            Page

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .   2
Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . .   2
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
The Advisor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Accounting & Administrative Services . . . . . . . . . . . . . . . . . . .   6
Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . . . .   6
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Tax Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Principal Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . .  12
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .  13


                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is to obtain long-term capital appreciation and current income. The Fund will attempt to achieve its objective by normally investing 50% to 70% of its total assets in equity securities of domestic and foreign issuers and at least 30% in fixed income securities including cash and cash equivalents. The Fund does not intent to invest more than 25% of its assets in any one industry. The portfolio and investment strategies of the Fund are described in the Fund's Prospectus. The following discussion elaborates on the disclosure of the Fund's investment policies contained in the Prospectus. Notwithstanding the following, the Fund does not currently anticipate investing more than 5% of its assets in repurchase agreements, foreign securities, options, futures, currency contracts, swap agreements or mortgage related securities.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreements. A repurchase agreement, which may be considered a "loan" under the Investment Company Act of 1940 as amended (the "1940 Act"), is a transaction in which a fund purchases a security and simultaneously commits to sell the security to the seller at an agreed-upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. In the opinion of management, this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral, equal to or in excess of 100% of the repurchase agreement, will be held by the custodian for the Fund's assets. However, in the absence of compelling legal precedents in this area, there can be no assurance that the Fund will be able to maintain its rights to such collateral upon default of the issuer of the repurchase agreement. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the Fund would suffer a loss. It is intended (but not required) that at no time will the market value of any of the Fund's securities subject to repurchase agreements exceed 50% of the total assets of entering into such agreement. It is intended for the Fund to enter into repurchase agreements with commercial banks and securities dealers. The Board of Trustees will monitor the creditworthiness of such entities.

FOREIGN SECURITIES. The Fund may invest directly in foreign equity securities traded on U.S. national exchanges or over-the-counter and in foreign securities represented by ADRs, as described below. The Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.

ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets.

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

OPTIONS. The Fund may purchase and write put and call options on securities. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the
option.   The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market prices of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may invest in interest rate futures contracts and options thereon ("futures options"); the Fund may enter into foreign currency futures contracts and options; and the Fund may enter into stock index futures contracts and options thereon. Such contracts may not be entered into for speculative purposes. When a Fund purchases a futures contract, an amount of cash, U.S. Government securities, or money market instruments equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account to collateralize the position and thereby ensure that such futures contract is "covered."

There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. With respect to transactions for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter into such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-a-money," would not exceed 5% of the Fund's total assets.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Such contracts may not be entered into for speculative purposes. The Fund will not enter into forward contracts if, as a result, more than 10% of the value of its total assets would be committed to the consummation of such contracts, and will segregate assets or "cover" its positions consistent with requirements under the 1940 Act to avoid any potential leveraging of the Fund.

SWAP AGREEMENTS. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterpart will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-backed and other asset-backed securities. These securities include mortgage pass-through certificates, collaterized mortgage obligations, mortgage-backed bonds and securities representing interests in other types of financial assets.

MORTGAGE PASS-THROUGH SECURITIES representing interests in "pools" of mortgage loans in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association "FNMA" or the Federal Home Loan Mortgage Corporation "FHLMC", which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations).

CMOS are securities which are typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FNMA, or FHLMC. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes will receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (E.G., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

MORTGAGE-BACKED BONDS are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

ASSET-BACKED SECURITIES are securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps it yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates,
                                        7
although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

CONVERTIBLE SECURITIES. Although the equity investments of the Fund consists primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the Advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

                               PORTFOLIO TURNOVER

  An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. The Fund's portfolio turnover rate is expected to be in the range of 30% to 70% for both the equity and fixed income portion of the portfolio. Higher turnover would involve correspondingly greater commissions and transaction costs.


                             INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Fund may not:

1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

2. Issue senior securities, borrow money or pledge its assets except as permitted by the 1940 Act.

3. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 33.33% of the outstanding voting securities of an issuer;

4. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than one year old;

5. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

7.   Make investments for the purpose of exercising control or management;

8. Participate on a joint, or joint and several basis in any trading account in securities;

9. Invest in securities of other registered investment companies except as permitted by Section 12 of the 1940 Act;

10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

11.  Make loans, except through repurchase agreements;

12. Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants, or if more than 2% of the value of the Fund's total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities; and

13. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. It may buy or sell futures contracts or options thereon for hedging purposes as described in the Fund's prospectus.


                                   MANAGEMENT

The Board of Trustees is responsible for the overall management of the Fund, including general supervision and review of its investment activities. The officers, who administer the Fund's daily operations, are appointed by the Board of Trustees. The current Trustees and principal officers of the Fund, their addresses, and their principal occupations for the past five years are set forth below. "Interested" trustees, as defined by the 1940 Act, are designated below by an asterisk.



                              Position With                 Principal Occupations During Past

Name and Address (Age)        Trust                         Five Years

------------------------------------------------------------------------------------------------------
   Thomas E. Quinn*(51)       Trustee, President,           President, Cornerstone Capital Corp.
100 Northcreek, Suite 250     CFO and Treasurer
3715 Northside Pkwy, NW
Atlanta, GA  30327

   Gene A. Hoots* (57)        Vice President                Chief Executive Officer, Cornerstone
119B Reynolda Village                                       Capital Corp.
Winston-Salem, NC  27106

   Richard T. Bean (34)       Vice President &              Portfolio Manager, Cornerstone
100 Northcreek, Suite 250     Secretary                     Capital Corp.
3715 Northside Pkwy, NW                                     Assistant Controller, Godwins Inc.
Atlanta, GA 30327



                              Position With                 Principal Occupations During Past
Name and Address              Trust                         Five Years
------------------------------------------------------------------------------------------------------
   Richard L. Boger (51)      Trustee                       President, Export Insurance
303 Townsend Place, NW                                      Services, Inc.
Atlanta, GA  30327

   G. Harry Durity  (49)       Trustee                      Corporate Vice President,
58 Close Road                                               Worldwide Business Development,
Greenwich, CT  06831                                        Automatic Data Processing, Inc.;
                                                            Sr. Vice President, Corp. Develop.,

   Laurin M. McSwain (45)      Trustee                      Attorney, Bloodworth & McSwain
3000 Andrews Drive, NW
#5
Atlanta, GA  30305

The Cornercap Group of Funds pays trustees who are not affiliated with the Advisor $500.00 per regular and committee meeting attended, plus reimbursement of out of pocket expenses for attending Board or committee meetings.

                                   THE ADVISOR

Cornerstone Capital Corp. is the Fund's investment advisor. The Fund pays the Advisor for the services performed a fee at the annual rate of 1% of the Fund's average net assets. This rate is higher than that paid to most management investment companies. However, the Investment Advisory Agreement dated
December ___, 1996, between the Fund and the Advisor (the "Agreement") provides that in the event the expenses of the Fund (including the fees of the Advisor and amortization of organization expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year exceed the limit set by applicable regulations of a state securities commission, the Advisor will reduce its fee to the Fund by the amount of such excess up to the full amount of the advisor's annual fee. Any such reductions are accrued and paid in the same manner as the Advisor's fee and are subject to readjustment during the year.

The Advisor has voluntarily agreed to waive all or such portion of its fee as may be necessary to cause the total fund operating expenses not to exceed 2.0% of average net assets. The Advisor has also voluntarily agreed to reimburse the fund for certain of its operating expenses to the extent and for so long as may be necessary to keep total Fund operating expenses at no greater than 2.0% of average net assets.

The Agreement also provides that the Advisor shall not be liable to the Fund for any error of judgment by the Advisor or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


            ACCOUNTING, TRANSFER AGENCY AND ADMINISTRATIVE SERVICES

Fortune Fund Administration, Inc., an affiliate of Cornerstone Capital Corp., serves as the Fund s Administrator pursuant to an Administration Agreement. The Administrator provides certain recordkeeping and shareholder servicing functions required of registered investment companies, and will assist the Fund in preparing and filing certain financial and other reports, and perform certain daily functions required for ongoing operations. The Administration Agreement provides that the Administrator will be paid at the annual rate of .20% of the Fund s average daily net assets, up to a maximum $4,000 a month. The Administrator will be reimbursed for certain out-of-pocket expenses, and it may subcontract with other responsible companies for some of its duties.

Fortune Fund Administration, Inc. also serves as the Fund s transfer agent and accounting services agent pursuant to separate Transfer Agent and Accounting Services Agreements. Pursuant to the Accounting Services Agreement, Fortune will receive a minimum fee of $18,000 per year. Pursuant to the Transfer Agent Agreement, Fortune will receive a minimum fee of $12,000 per year, plus reimbursement of certain cost under both agreements.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Fund to achieve "best execution"--i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker.

The Advisor is also authorized by the Agreement to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Agreement; (ii) were for products or services which provide lawful and appropriate assistance to the Advisor's decision-making process; and
(iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Fund recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as services assisting the Fund in the valuation of the Fund's investments. The research which the Advisor receives for the Fund's brokerage commissions whether or not useful to the Fund, may be useful to the Advisor in managing the accounts of the Advisor's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

In the over-the-counter market, securities are frequently traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


                                DISTRIBUTION PLAN

The Fund's Distribution Plan (the "Plan") is its written plan adopted pursuant to Rule 12b-1 (the "Rule") under the 1940 Act.

The Plan authorizes the Advisor or Distributor to make permitted payments to any qualified recipient under a related agreement on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Fund shares or providing administration assistance to the Fund or its shareholders, including, but not limited to advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or (b) at a rate specified in the related agreement with the qualified recipient in question based on the average value of the qualified holdings of such qualified recipient ("Permitted Payments"). The Advisor or Distributor may make permitted payments in any amount to any qualified recipient, provided that (i) the total amount of all permitted payments made during a fiscal year of the Fund to all qualified recipients (whether made under (a) and/or (b) above) do not exceed in that fiscal year 1/4 of 1% of the Fund's average annual net assets; and (ii) a majority of the Fund's qualified Trustees may at anytime decrease or limit the aggregate amount of all permitted payments or decrease or limit the amount payable to any Qualified recipient. The Fund will reimburse the Advisor or Distributor for such permitted payments within such limit, but the Advisor or Distributor shall bear any permitted payments beyond such limits. A related agreement will terminate automatically if it is assigned, as that term is defined in the 1940 Act.

The Plan also authorizes the Advisor or Distributor to purchase advertising to promote the sale of shares of the Fund, to pay for sales literature and other promotional material, and to make payments to the Distributor's sales personnel. Any such advertising and sales material may include references to other open-end investment companies or other investments and any sales personnel so paid are not required to devote their time solely to the sale of Fund shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Fund shall be reimbursed or paid by the Fund, except that the combined amount of reimbursement or payment of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Fund shall not, in the aggregate, in that fiscal year of the Fund, exceed 1/4 of 1% of the average net assets of the Fund in such year; and the Advisor or Distributor shall bear any such expenses beyond such limits. No such reimbursement may be made for Permitted Expenses or Permitted Payments for the fiscal year prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

The Plan requires that while it is in effect the Advisor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review the following: (i) The amounts of all Permitted Payments, the identity of the recipients of each such payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter. While the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Fund is committed to the discretion of the Fund's then existing disinterested Trustees.

                                 NET ASSET VALUE

As indicated in the Prospectus, the net asset value per share of the Fund's shares will be determined as of 4:15 p.m. on each day that the New York Stock Exchange ("NYSE") is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it should be noted that the NYSE may close on days not included in that announcement.

In determining the net asset value of the Fund's shares, common stocks and other securities that are listed on a national securities exchange or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m., New York time, on each day that the NYSE is open for trading, or, in the absence of recorded sales, at the last closing price on such exchange or on such System. Unlisted securities that are not included in such National Market System are valued at the closing price in the over-the-counter market. Valuations of fixed-income securities are supplied by independent pricing services used by the Fund. Valuations of fixed-income securities are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. The pricing service may use electronic data processing techniques and/or computerized matrix system to determine valuations. Fixed-income securities for which market quotations are readily available are valued based upon those quotations. The procedures used by the pricing service are reviewed by the Fund under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the obligation.

     Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent the fair market value of such assets), if their original maturity was 60 days or less.


                                   TAX STATUS

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends and Tax Status."

When an income dividend or capital gains distribution is paid by the Fund, net asset value per share is reduced automatically by the amount of the dividend or distribution. If net asset value per share is reduced below a shareholder's cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

The Fund does not intend to invest in foreign issuers which meet the definition in the Code of passive foreign investment companies ("PFICs"). However, foreign corporations are not required to certify their status as PFICs to potential U.S. investors, and the Fund may unintentionally acquire stock in a PFIC. The Fund's income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level.
A portion of the Fund's income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The treatment of income dividends and capital gains distributions to shareholders of the Fund under the various foreign, state, and local income tax laws may not parallel that under the Federal law. Shareholders should consult their tax adviser with respect to applicable foreign, state, and local taxes.


                                     GENERAL

The Fund is a series of The CornerCap Group of Funds. The Fund's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares which differ from each other only as to dividends. The Board of Trustees has created two classes of shares (i.e., the Fund and the CornerCap Growth Fund), but the Board may create additional classes in the future, which have separate assets and liabilities; each of such classes has or will have a designation including the word "Series" or "Fund." Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interest of each series in the matter are identical or the matter does not affect a series. However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirements. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Fund will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances. The Fund's Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In addition, the operation of the Fund as an investment company would not likely give rise to liabilities in excess of its assets. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund entered into a Distribution Agreement effective as of March 31, 1995, 1996, with Attkisson, Carter & Akers, Inc., a securities broker/dealer registered pursuant to the Securities Exchange Act of 1934, and located in Atlanta, Georgia. No fee is paid pursuant to this agreement other than reimbursement under the Fund's Rule 12b-1 Distribution Plan.

With respect to the purchase and sale of Fund shares, certain broker/dealers other than the Distributor may charge a fee to Fund investors for executing transactions on the investor's behalf. Such transactions may be executed on the investor's behalf directly through the Fund's Transfer Agent without payment of such a fee. See the section entitled "How to Purchase Shares" in the Prospectus.

Funds Services, Inc. serves as the Transfer Agent. Funds Services, Inc., in its function as Transfer Agent, disburses dividends, processes new accounts, purchases, redemptions, transfers, and issues certificates. Commonwealth Fund Accounting acts as the Fund's accounting services agent. Wachovia Bank. acts as the Fund's custodian to hold its assets in safekeeping and collect income.

The Fund's independent public accountants, Tait, Weller & Baker, perform an annual audit of the Fund's accounts, assist in the preparation of certain reports to the SEC, and prepare the Fund's tax returns.

                              FINANCIAL STATEMENTS

No Financial Statements are provided for the Balanced Fund as it has only recently begun operations.

                                   APPENDIX A


     Some of the terms used in the Fund's Prospectus and this Statement of Additional Information are described below.

     The term "MONEY MARKET" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

     U.S. GOVERNMENT OBLIGATIONS are debt securities (including bills, notes and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. Government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

     BANK OBLIGATIONS include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated interest rate.

     BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     TIME DEPOSITS are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

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


     COMMERCIAL PAPER consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

     CORPORATE DEBT obligations are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

     CERTIFICATES OF DEPOSIT are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

     MORTGAGE-BACKED securities are interests in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers. The dominant issuers or guarantors of mortgage securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

     MUNICIPAL BONDS are debt obligations which generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

     ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. A Portfolio, if it holds zero coupon bonds in its portfolio, however, would recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Portfolio. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Portfolio shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

      RATINGS OF CORPORATE DEBT OBLIGATIONS. The characteristics of corporate debt obligations rated by Moody's are generally as follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


     The characteristics of corporate debt obligations rated by S&P are generally as follows:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


     A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

     RATINGS OF COMMERCIAL PAPER. Cash Management Portfolio purchases are limited to those instruments rated A-1 by S&P and Prime 1 by Moody's.

     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

     Commercial paper rated Prime 1 by Moody's is the highest commercial paper assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation

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


to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within various categories.

     DETERMINATION OF CREDIT QUALITY OF UNRATED SECURITIES. In determining whether an unrated debt security is - of comparable quality to a rated security, the Advisor may consider the following factors, among others:

     (1)  other securities of the issuer that are rated;

     (2) the issuer's liquidity, debt structure, repayment schedules, and external credit support facilities;

     (3)  the reliability and quality of the issuer's management;

     (4) the length to maturity of the security and the percentage of the portfolio represented by securities of that issuer;

     (5)  the issuer's earnings and cash flow trends;

     (6) the issuer's industry, the issuer's position in its industry, and an appraisal of speculative risks which may be inherent in the industry;

     (7) the financial strength of the issuer's parent and its relationship with the issuer;

     (8) the extent and reliability of credit support, including a letter of credit or third party guarantee applicable to payment of principal and interest;

     (9) the issuer's ability to repay its debt from cash sources or asset liquidation in the event that the issuer's backup credit facilities are unavailable;

     (10) other factors deemed relevant by the Advisor.

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                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION



ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of the Growth Fund. Incorporated by reference in the Growth Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1996.

     (b) No Financial Statements of the Balanced Fund are provided as it has only recently begun operations.

     (b)  Exhibits:

     (1)  Declaration of Trust, as supplemented


     (2)  By-Laws.

     (3)  Not Applicable.

     (4) Certificate Specimen (Incorporated by Reference from PEA No. 7, filed September 23, 1992).

     (5)  (a)  Investment Advisory Agreement for Growth Fund (dated September 9,
          1992) - Incorporated by Reference from PEA No. 8, filed July 29, 1993.

          (b)  Form of Investment Advisory Agreement for Balanced Fund.

     (6) (a) Distribution Agreement (dated March 31, 1995) - Incorporated by Reference from PEA No. 10, filed July 31,1995

          (b)  Form of First Amendment to Distribution Agreement.

     (7)  Not Applicable.

     (8) (a) Custody Agreement (dated October 30, 1992) - Incorporated by Reference from PEA No. 8, filed July 29, 1993.

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


          (b)  Accounting Services Agreement for Growth Fund (dated October 1,
          1992) - Incorporated by Reference from PEA No. 8, Filed July 29, 1993.

          (c)  Form of Accounting Services Agreement for Balanced Fund.

          (d)  Transfer Agent Agreement for Growth fund (dated October 6, 1992)
               - Incorporated by Reference from PEA No. 8, filed July 29, 1993.

          (e)  Form of Transfer Agent Agreement for Balanced Fund


     (9) (a) Administrative Agreement (dated June 30, 1995) - Incorporated by Reference from PEA No. 10, filed July 31,1995

          (b)  Form of Administrative Agreement for Balanced Fund

     (10) Opinion of Counsel (The Opinion of Counsel with respect to shares previously sold was attached to the Fund's 24f-2 Notice, which was filed on May 29, 1996).

     (11) (a)  Consent of Independent Auditors
          (b) Power of Attorney (Incorporated by Reference from PEA No.7, filed September 23, 1992 and PEA No. 9, filed July 29, 1994).

     (12) Not Applicable.

     (13) Not Applicable.

     (14) Individual Retirement Account - Incorporated by Reference from PEA No. 8, filed July 29, 1993.

     (15) (a) Distribution Plan of the Growth Fund (Incorporated by Reference from PEA No. 10, filed July 31, 1995).
          (b)  Distribution Plan of the Balanced Fund.

     (16) Performance Calculation - Incorporated by Reference from Prospectus dated July 28,1995, PEA No. 10, filed July 31, 1995).

     (17) Financial Data Schedule for Growth Fund.

* Previously filed and incorporated by reference to the Registrants Registration Statement on Form N-1a, File No. 33-3149


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

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


          On September 30, 1996, there were 438 record holders of the Registrant's shares, all of which were shareholders of the Growth Fund.

ITEM 27.  INDEMNIFICATION.

          Previously filed on and incorporated by reference from PEA No. 7, filed September 23, 1992.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

          Cornerstone Capital Corp. (the "Advisor") is the investment advisor of the Registrant. For information as to the business profession, vocation or employment of a substantial nature of the Advisor, its directors and officers, reference is made to Part B of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Advisor.

ITEM 29.  PRINCIPAL UNDERWRITER.

     (a)  Attkisson, Carter and Akers, Inc.

     (b)  NAME & PRINCIPAL              POSITION WITH            POSITION
          BUSINESS ADDRESS              UNDERWRITER              REGISTRANT
--------------------------------------------------------------------------------
          Ronald L. Attkisson           President, Chief         None
          3060 Peachtree Rd., NW        Executive Officer,
          Suite 1475                    Director
          Atlanta, GA  30305

          Belfield H. Carter, Jr.       Chairman,                None
          3060 Peachtree Rd., NW        Director
          Suite 1475
          Atlanta, GA  30305

          C. Scott Akers, Jr.           Sr. Vice President,      None
          3060 Peachtree Rd., NW        Director
          Suite 1475
          Atlanta, GA  30305

          Kristin W. Montet             Chief Financial Officer  None
          3060 Peachtree Rd., NW
          Suite 1475
          Atlanta, GA  30305

          Mark D. Hill                  Sr. Vice President       None

          3060 Peachtree Rd., NW
          Suite 1475
          Atlanta, GA  30305

     (c)  (1)  Attkisson, Carter & Akers, Inc.
          (2)  0
          (3)  0
          (4)  $ 15,000.00
          (5)  0


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          All shareholder account records including share ledgers, duplicate confirmation, duplicate account statements, and application forms are maintained by the Registrant's Transfer Agent, Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

          Certain accounting records of the Registrant are maintained by Commonwealth Fund Accounting, Inc. in its capacity as Accounting Services Agent. These records include: general ledger, supporting ledgers, pricing computations, etc. The address of Commonwealth Fund Accounting, Inc. is 1500 Forest Avenue, Suite 111, Richmond, Virginia, 23229.

          Actual portfolio securities and other investment assets (including cash) are maintained in the custody of the Registrant's Custodian Bank, Wachovia Bank of North Carolina, M/C 31013, 301 N. Main Street, Winston-Salem, North Carolina 27150-3099.

          Records relating to the investment of the Cornerstone Growth Fund, including research information, records relating to the placement of brokerage transactions, memorandum regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, and all other records of the Registrant required to be maintained pursuant to Section 31(a) of the 1940 Act, and Rule 31a-1 thereunder (such records include copies of the Declaration of Trust, By-Laws, minute books, original copies of all agreements, compliance records and reports, etc.) are maintained at Cornerstone Capital Corp., 100 Northcreek, Suite 250, 3715 Northside Parkway, N.W., Atlanta, Georgia, 30327.

          Blue Sky records are originated and maintained by Commonwealth Shareholder Services, Inc., at 1500 Forest Avenue, Suite 223, Richmond, Virginia, 23229. Duplicate copies of Blue Sky records are also maintained at Cornerstone Capital Corporation,(address noted above).

ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 32.  UNDERTAKINGS.

          The Registrant undertakes to file a post-effective amendment, using financial statements of the Balanced Fund which need not be certified, within four to six months from the effective date of the Balanced Fund Prospectus.

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest applicable annual report to Shareholders, upon request and without charge.

                                 SIGNATURE PAGE



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Atlanta, and the State of Georgia on the 25th day of November, 1996.

                      CornerCap Group of Funds - Registrant

               BY:  /S/ THOMAS E. QUINN
                    ----------------------------------------
                           Thomas E. Quinn, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.

/S/ THOMAS E. QUINN                Trustee                    25 November, 1996
-------------------------------
Thomas E. Quinn                Principal Executive Officer
                               Principal Accounting Officer

RICHARD L. BOGER**                 Trustee
------------------------------
Richard L. Boger

G. HARRY DURITY**                  Trustee
------------------------------
G. Harry Durity

LAURIN M. MCSWAIN**                Trustee
------------------------------
Laurin M. McSwain

** Made pursuant to a Power of Attorney previously filed.


/S/ THOMAS E. QUINN                                    25 November, 1996
-------------------
Thomas E. Quinn
Attorney in Fact

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


                                  EXHIBIT INDEX


     EXHIBIT

     1     Declaration of Trust, as supplemented

     2     Bylaws

     5(b)  Form of Advisory Agreement for Balanced Fund

     6(b)  Form of First Amendment to Distribution Agreement

     8(c)  Form of Accounting Services Agreement for Balanced Fund

     8(e)  Form of Transfer Agency Agreement for Balanced Fund

     9(b)  Form of Administrative Agreement for Balanced Fund

     (11)  Consent of Independent Certified Public Accountants

     15(b) Distribution Plan for Balanced Fund

     27    Financial Data Schedule for Growth Fund